UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
Filed by the Registrant   ☒Filed by a Party other than the Registrant   ☐
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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12
THE CHEMOURS COMPANY

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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Chemours™

2023

Notice of Annual Shareholders Meeting and Proxy Statement

1007 Market Street Wilmington, Delaware 19801
March 10, 2023
To our Shareholders:
We are pleased to invite you to attend the Annual Meeting of shareholders of The Chemours Company to be held on April 26, 2023. The meeting will begin at 10:00 a.m. (Eastern Time).
The Annual Meeting will be accessible via live webcast at www.viewproxy.com/chemours/2023/VM. Shareholders will be able to vote and submit questions during the Annual Meeting. To attend the Annual Meeting, shareholders should register on or before April 24, 2023 by visiting www.allianceproxy.com/chemours/2023. Further details can be found in the section below “General Information about the Meeting.”
The following pages contain our notice of Annual Meeting and Proxy Statement. Please review this material for information concerning the business to be conducted at the annual meeting, including the nominees for election as directors.
We are furnishing proxy materials to our shareholders primarily over the Internet, which expedites shareholders’ receipt of proxy materials and reduces the environmental impact of our Annual Meeting.
Whether or not you plan to attend the Annual Meeting, please submit a proxy promptly to ensure that your shares are represented and voted at the meeting.
Sincerely,

Dawn L. Farrell	Mark E. Newman
Chair of the Board	President & Chief Executive Officer

Notice of 2023 Annual Meeting of Shareholders	1007 Market Street Wilmington, Delaware 19801

Time and Date:	Place:	Record date:
April 26, 2023, 10:00 a.m. ET	Virtual Only — No Physical Meeting Location	March 1, 2023
The Annual Meeting of Shareholders for The Chemours Company (the “Company”) will be held virtually on April 26, 2023 at 10:00 a.m. Eastern Time (including any adjournments or postponements) for the following purposes:
1.	2.	3.	4.
To elect nine director nominees named in the accompanying Proxy Statement to serve one-year terms expiring at the Annual Meeting of Shareholders in 2024;	To hold a non-binding advisory vote to approve the compensation of our named executive officers;	To ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year 2023; and	To transact such other business that may properly come before the Annual Meeting or any adjournments or postponements.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE VIRTUAL ANNUAL
MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 26, 2023:
The Notice of Internet Availability of Proxy Materials, Notice of Annual Meeting of Shareholders,
Proxy Statement and Annual Report are available at www.allianceproxy.com/chemours/2023

Only shareholders of record at the close of business on March 1, 2023 are entitled to notice of, and to vote at, the Annual Meeting, and any adjournments or postponements of the Annual Meeting.
By Order of the Board of Directors.
Kristine M. Wellman
Senior Vice President, General Counsel
& Corporate Secretary
March 10, 2023
Your vote is important. Even if you plan to attend the Annual Meeting, we still encourage you to submit your proxy via Internet, telephone or mail prior to the meeting. If you later choose to revoke your proxy or change your vote, you may do so by following the procedures described under “Can I revoke a proxy?” and “Can I change my vote after I have delivered my proxy?” in the “Questions and Answers” section of the attached Proxy Statement.

Proxy Summary
Details of the Annual Meeting of Shareholders (including any adjournments and postponements) for The Chemours Company, including the location of the meeting and the proposals its shareholders will vote upon at the meeting are listed below.

Time and Date	Place:
10:00 a.m. (Eastern Time) on Wednesday, April 26, 2023	Virtual Meeting Only — No Physical Location
MANAGEMENT PROPOSALS	BOARD VOTE RECOMMENDATION	SEE PAGE
Proposal 1 — Election of Directors	FOR EACH NOMINEE	3
Proposal 2 — Advisory Vote on Executive Compensation	FOR	71
Proposal 3 — Ratification of Independent Registered Public Accounting Firm	FOR	72
Voting
As a shareholder, you are invited to participate in the Annual Meeting and are entitled and encouraged to vote on the proposals described in this Proxy Statement. Only holders of record of Chemours common stock at the close of business on March 1, 2023 (the “Record Date”) are entitled to vote at the Annual Meeting. Each outstanding share of common stock is entitled to one vote.
If your shares are registered directly in your own name with the Company’s transfer agent, Computershare Trust Company, N.A., you are considered a “shareholder of record” with respect to those shares, and the Notice has been sent directly to you. As a shareholder of record, you may submit your proxy in advance of the Annual Meeting using any of the following alternatives:

INTERNET	MAIL	TELEPHONE	DURING THE MEETING
Visit www.AALVote.com/CC. Have your proxy card available when you access the above website. Follow the prompts to vote your shares by Internet until 11:59 p.m., Eastern Time, on April 25, 2023.	Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.	Use any touch-tone telephone to vote your proxy. Call 1 866-804-9616. Have your proxy card available when you call. Follow the voting instructions to vote your shares.
If you wish to vote your shares electronically during the virtual Annual Meeting, you will need to click on www.AALvote.com/CC during the Annual Meeting while the polls are open. You will need the control number on your Notice, or the proxy card mailed to you, as applicable

2023 Proxy Statement	1

Proxy Summary(continued)
If, like most shareholders of the Company, you hold your shares through a broker, bank or other nominee, you are considered a “beneficial owner” of those shares, holding the shares in “street name.” If you are a beneficial owner of shares, you will receive instructions from your broker or other nominee describing how to vote your shares. To vote on-line during the Annual Meeting, beneficial owners will need to contact the broker, trustee or nominee that holds their shares to obtain a “legal proxy” to bring to the meeting.
2023 Proxy Statement	2

Proposal 1 — Election of Directors
Nine current members of the Board are standing for re-election to hold office for a one-year term, or until their successors are duly elected and qualified.
Each nominee has agreed to be named in this Proxy Statement and to serve if elected. Although Chemours knows of no reason why any of the nominees would not be able to serve, if any nominee is unavailable for election, the proxy holders may vote for another nominee proposed by the Board of Directors. In that case, your shares will be voted for that other person.
DIRECTOR QUALIFICATION PROCESS
The Nominating and Corporate Governance Committee (“NCG Committee”) considers potential candidates suggested by Board members, as well as management, shareholders, search firms and others.
Our Corporate Governance Guidelines describe qualifications for directors. Directors are selected for their:
■
Integrity and character

■
Sound, independent judgment

■
Breadth of experience

■
Keen insight and knowledge

■
Business acumen

■
Significant professional accomplishments

The specific skills, experience and criteria the Board may consider, and which may vary over time depending on current needs includes:
■
Leadership

■
Experience involving technological innovation

■
Relevant industry experience

■
Financial expertise

■
Corporate governance

■
Compensation and succession planning

■
Familiarity with issues affecting global businesses

■
Experience with worldwide business operations, strategy and management

■
Environment, health, safety and sustainability

■
Risk management

■
Other board experience

■
Government service

Diversity in experience, gender and ethnicity that contribute to the total mix of viewpoints and experience represented on the Board, is also a key selection criteria.
Directors are expected to devote the necessary time, energy, and attention to assure diligent performance of their responsibilities. When selecting candidates for nomination, the NCG Committee considers these factors, among other items, to assure new directors have the highest personal and professional integrity. In addition, selected director nominees are required to have demonstrated exceptional ability and judgment and will be most effective, in conjunction with other directors, in serving the long-term interests of all shareholders. The NCG Committee will not nominate for election as a
2023 Proxy Statement	3

Proposal 1 — Election of Directors(continued)
director, a partner, member, managing director, executive officer or principal of any entity that provides accounting, consulting, legal, investment banking or financial advisory services to the organization.
Once the NCG Committee has identified a prospective candidate, the NCG Committee will make an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination will be based on whatever information is provided to the NCG Committee with the recommendation of the prospective candidate, as well as the NCG Committee’s own knowledge of the prospective candidate. This may be supplemented by inquiries to the person making the recommendation or others.
The preliminary determination will be based primarily on the likelihood that the prospective nominee can satisfy the factors described above. If the NCG Committee determines, in consultation with the Chair of the Board and other Board members, that further consideration is warranted, it may gather additional information about the prospective nominee’s background and experience.
In connection with this evaluation, the NCG Committee will determine whether to interview the prospective nominee. One or more NCG Committee members and other directors, as appropriate, may interview the prospective nominee in person or by telephone. After completing its evaluation, the NCG Committee will decide whether to make a recommendation to the full Board for its consideration.
The NCG Committee selects director candidates suggested by shareholders, applying the factors for potential candidates described above and considers the additional information provided by the shareholder or gathered by the NCG Committee.
Shareholders wishing to suggest a candidate for director should write to the Corporate Secretary and include the detailed information required under the Company’s Amended and Restated Bylaws.
A shareholder’s written notice to the Corporate Secretary must be delivered to The Chemours Company, 1007 Market Street, Wilmington, DE 19801, Attention: Corporate Secretary. Shareholders who wish to nominate candidates for the Board of Directors must follow the procedures described under “2024 Annual Meeting of Shareholders — Procedures for Submitting Shareholder Proposals and Nominations” in this Proxy Statement on Page 75.
DIRECTOR NOMINEES
The following information describes certain information regarding our director nominees.
DIRECTOR NOMINEE COMPOSITION

2023 Proxy Statement	4

Proposal 1 — Election of Directors(continued)
DIRECTOR SKILLS, EXPERIENCE, AND BACKGROUND
The NCG Committee recommended to the Board the nominees named in this Proxy Statement. Based on this recommendation and each nominee’s credentials and experience outlined below, the Board has determined that each nominee will make a significant contribution to our Board, is willing to devote the necessary time, energy, and attention to assure diligent performance of their responsibilities and should serve as a director of the Company.
The following skills matrix and biographical information about each of the nominees includes information regarding the nominee’s service as a director, business experience, current or recent director positions, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that factored into the Board’s determination for nomination. The Board regularly reviews the skills, experience, and background that it believes are desirable to be represented on the Board.
DIRECTOR SKILLS MATRIX
We maintain a skills matrix where directors indicate whether they have expertise and professional background in areas we believe are essential to serve on the Chemours board of directors. The table below lists these areas of expertise, as well as gender, race and ethnicity for our director nominees.
2023 Proxy Statement	5

Proposal 1 — Election of Directors(continued)
	CURTIS V. ANASTASIO	MARY B. CRANSTON	CURTIS J. CRAWFORD	DAWN L. FARRELL	ERIN N. KANE	SEAN D. KEOHANE	MARK E. NEWMAN	GUILLAUME PEPY	SANDRA PHILLIPS ROGERS
Core Skills and Experience
Leadership (Strategy and Execution)	■	■	■	■	■	■	■	■	■
Chemical Industry Experience	■	■	■		■	■	■		■
Financial Expertise	■	■	■	■	■	■	■	■	■
Global Business Strategy and Management	■	■	■	■	■	■	■	■	■
Global Business Operations	■	■	■	■	■	■	■	■	■
Corporate Governance	■	■	■	■	■	■	■	■	■
Other Board Experience	■	■	■	■	■	■	■	■	■
Technological Innovation	■	■	■	■	■	■			■
Compensation & Succession	■	■	■	■	■	■	■	■	■
Risk Management	■	■	■	■	■	■	■	■	■
Environmental, Health, Safety and Sustainability	■	■		■	■	■	■	■	■
Additional Experience
Marketing	■		■	■	■	■
Business Development	■		■	■	■	■	■	■
Mergers & Acquisitions	■	■	■	■			■	■	■
Investor Relations	■	■		■	■	■	■
Information Technology		■	■				■
Logistics & Supply Chain	■				■	■	■	■
Legal Expertise	■	■							■
Regulatory Experience	■	■	■				■	■	■
Cybersecurity		■			■		■		■
Gender
Female		■		■	■				■
Male	■		■			■	■	■
Race/Ethnicity
African American or Black			■				■		■
Alaskan Native or American Indian
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White or Caucasian	■	■		■	■	■		■
2023 Proxy Statement	6

Proposal 1 — Election of Directors(continued)
DIRECTOR NOMINEES
CURTIS V. ANASTASIO
Director Since: 2015 Committee Memberships: Audit (Chair), Nominating & Corporate Governance Term of Office Expires: 2023 Age: 66
BUSINESS EXPERIENCE:
■
President, Chief Executive Officer and Executive Director of NuStar GP Holdings, LLC
(2006 to 2013)

■
President, Chief Executive Officer and Executive Director of NuStar Energy, L.P.
(2001 to 2013)

OTHER BOARDS AND POSITIONS
■
Chairman, GasLog Partners LP (2014 to present)

■
Par Pacific Holdings, Inc. (2014 to present)

Reason for Nomination: Mr. Anastasio has leadership experience as both an executive officer and board member. As a former chief executive officer, he is able to provide the Board with valuable insight on global business management and financial matters which is further enhanced by his role as audit committee chairman of Par Pacific Holdings, Inc. and as a former director and member of the Audit Committee of the Federal Reserve Bank of Dallas. Mr. Anastasio also provides valuable knowledge in the areas of energy, legal matters, logistics, marketing and mergers and acquisitions.

MARY B. CRANSTON
Director Since: 2015 Committee Memberships: Compensation and Leadership Development, Nominating & Corporate Governance (Chair) Term of Office Expires: 2023 Age: 75
BUSINESS EXPERIENCE:
■
Senior Partner and Chair Emeritus, Pillsbury Winthrop Shaw Pittman (2007 to 2011);
Chair and Chief Executive Officer (1999 to 2006)

OTHER BOARDS AND POSITIONS
■
TPG, Inc. (2022 to present)

■
Visa, Inc. (2007 to 2022)

■
McAfee, Inc. (2018 to 2022)

■
MyoKardia, Inc. (2016 to 2020)

Reason for Nomination: Ms. Cranston has over 30 years of experience in mergers and acquisitions as a legal advisor and oversaw two large mergers while she was the chief executive officer of Pillsbury. Ms. Cranston has experience in finance, risk management, legal, corporate governance, trade, antitrust, telecommunications, SEC enforcement and environmental law. Through her board positions, she has dealt with cybersecurity issues, stockholder activism and shareholder engagement.

2023 Proxy Statement	7

Proposal 1 — Election of Directors(continued)
CURTIS J. CRAWFORD
Director Since: 2015 Committee Memberships: Audit Term of Office Expires: 2023 Age: 75
BUSINESS EXPERIENCE:
■
President and Chief Executive Officer, XCEO, Inc. (2003 to present)

■
President and Chief Executive Officer, Onix Microsystems (2002 to 2003) and Zilog Inc. (1998 to 2001)

OTHER BOARDS AND POSITIONS
■
Xylem, Inc. (2011 to 2020)

■
ON Semiconductor (1999 to 2020)

RECOGNITIONS
■
2019 Outstanding Director Award, Financial Times

■
Author of three books on leadership and corporate governance

■
B. Kenneth West Lifetime Achievement Award, National Association of Corporate Directors (NACD)

Reason for Nomination: With more than 20 years of executive and board experience, Dr. Crawford has developed a keen expertise in corporate governance and boardroom leadership. In addition, he has developed comprehensive risk management programs for major corporations and has substantial experience in financial matters, executive compensation and succession planning. His experience as the president and chief executive officer of a consulting firm provides our Board with a unique perspective on corporate governance matters.

DAWN L. FARRELL
Director Since: 2015 Committee Memberships: Chair of the Board Term of Office Expires: 2023 Age: 63
BUSINESS EXPERIENCE:
■
President and Chief Executive Officer, Trans Mountain Corporation (2022 to present)

■
President and Chief Executive Officer, TransAlta Corporation (2012 to 2021)

■
Chief Operating Officer (2009 to 2011); Executive Vice President, Commercial Operations and Development (2007 to 2009)

■
Executive Vice President of Generation, BC Hydro (2003 to 2006)

OTHER BOARDS AND POSITIONS
■
Portland General Electric (“PGE”) (2022 to present)

■
Mount Royal University, Chancellor (2020 to present)

■
Canada Natural Resources, Ltd. (2021 to 2022)

Reason for Nomination: Mrs. Farrell has held chief executive officer and board member roles for several publicly traded companies. She provides leadership insight to the Board in global business management and operations, shareholder relations, risk management and financial matters. Mrs. Farrell also has experience in business strategy, generation operations, large acquisitions, major regulatory and financing negotiations, and environmental, health and safety programs.

2023 Proxy Statement	8

Proposal 1 — Election of Directors(continued)
ERIN N. KANE
Director Since: 2019 Committee Memberships: Audit, Compensation and Leadership Development Term of Office Expires: 2023 Age: 46
BUSINESS EXPERIENCE:
■
President and Chief Executive Officer, AdvanSix Inc.(2016 to present)

■
Vice President and General Manager, Resins and Chemicals, Honeywell (2014 to 2016); Business Director, Chemical Intermediates, (2011 to 2014); Global Marketing Manager, Resins and Chemicals (2008 to 2011); Global Marketing Manager, Authentication Technologies (2006 to 2008); Product Marketing Manager, Specialty Additives (2004 to 2006); Six Sigma Blackbelt, Specialty Materials (2002 to 2004)

■
Six Sigma and Process Engineering, Elementis Specialties and Kvaerner Process
(prior to 2002)

OTHER BOARDS AND POSITIONS
■
American Chemistry Council (2017 to present)

■
American Institute of Chemical Engineers (2019 to 2021)

Reason for Nomination: Ms. Kane led the spin-off of AdvanSix Inc. into an independent, NYSE-listed public Company including the appointment of an executive team, oversight of global business operations and strategy, and the creation of a best-practices corporate governance regime. She established key Board of Directors functions, structured compensation and succession planning, and developed ERM and HSE programs. Her business strategy and board expertise will play a key role in protecting the long-term interests of shareholders.

SEAN D. KEOHANE
Director Since: 2018 Committee Memberships: Compensation and Leadership Development (Chair), Nominating and Corporate Governance Term of Office Expires: 2023 Age: 55
BUSINESS EXPERIENCE:
■
President and Chief Executive Officer, Cabot Corporation (2016 to present)

■
EVP, President, Reinforcement Materials, Cabot Corporation (2014 to 2016); SVP, President, Performance Chemicals (2012 to 2014); Vice President and General Manager, Performance Chemicals (2008 to 2012); Vice President (2005 to 2008); joined Cabot Corporation (2002)

■
General Management positions, Pratt & Whitney, a division of United Technologies
(prior to 2002)

OTHER BOARDS AND POSITIONS
■
American Chemistry Council (2016 to present)

Reason for Nomination; Mr. Keohane has a deep understanding of the international chemicals industry. As CEO of Cabot Corporation, Mr. Keohane brings an expertise in commercial and operational excellence, a commitment to safety, health and environmental leadership, and a strong track record of business development in international markets, particularly China. Mr. Keohane’s profound knowledge and expertise in commercializing technology, risk management and broad financial matters including investor relations are a key benefit to our Board of Directors.

2023 Proxy Statement	9

Proposal 1 — Election of Directors(continued)
MARK E. NEWMAN
Director Since: 2021 Committee Memberships: President & CEO Term of Office Expires: 2023 Age: 59
BUSINESS EXPERIENCE:
■
President and Chief Executive Officer, The Chemours Company (2021 to present); SVP and Chief Operating Officer (2019 to 2021); SVP and Chief Financial Officer (2015 to 2019)

■
SVP and Chief Financial Officer, Performance Chemicals, DuPont (2014 to 2015)

■
SVP and Chief Financial Officer, SunCoke Energy Inc. (2011 to 2014)

■
VP and Managing Director, SmartAuction, Ally Financial Inc. (2008 to 2011)

■
VP and Chief Financial Officer, North America — Vice Chairman GMAC Bank, General Motors Corporation, GMAC Financial Services LLC (2007 to 2008); VP and Chief Financial Officer, GM North America (2006); Assistant Treasurer and General Director (2002 to 2005)

■
VP and Chief Financial Officer, Shanghai General Motors (1999 to 2002)

■
Treasurer’s Office and Government Relations various positions, General Motors Corporation (prior to 1999)

OTHER BOARDS AND POSITIONS
■
American Chemistry Council (2021 — present)

■
Altria Group, Inc. (2018 to 2021)

Reason for Nomination: Mr. Newman was instrumental in the launch of Chemours as a publicly- traded Company. The organization’s successful transformation from a portfolio of businesses into a focused and profitable Company is a tribute to Mr. Newman’s strategic acumen. He has substantial leadership experience in business development, operations, corporate governance, and financial matters. Through his roles with Chemours and prior positions, he has a deep understanding of the chemical and industrial space.

GUILLAUME PEPY
Director Since: 2022 Committee Memberships: Audit, Compensation and Leadership Development Term of Office Expires: 2023 Age: 64
BUSINESS EXPERIENCE:
■
Chairman and Chief Executive Officer, Societe Nationale SNCF SA (2008 to 2019), Chief Operating Officer (2003-2008), Deputy Chief Executive Officer (1998 to 2003), Head of Mainland Services (TGV) (1997 to 1998)

■
Deputy Chief Executive Office, B2B Markets, Taylor Nelson Sofres SA (1996 to 1997)

■
Chief Strategy Officer and Investment Director, SNCF (1993 to 1995)

■
Chief of Staff to Minister of Labour, French Government (1991 to 1993), Chief of Staff to Minister of Labour (1990 to 1991)

■
Chief of Staff, SNCF (1989 to 1990)

■
Advisor to Minister of Budget, French Government (1988 to 1989)

■
Deputy General Secretary, Council of State (1984 to 1988)

OTHER BOARDS AND POSITIONS
■
Chairman to Orpea Group (2022 to present)

■
Salesforce, Inc., EMEA Advisory Board (2020 to present)

■
LYDEC (Suez Morocco), Chairman (2021 to 2022)

Reason for Nomination: Mr. Pepy brings a wealth of public and government sector experience to our Board in addition to expert perspective and insights into the regulatory and environmental landscapes in Europe. With his history of leading successful business transformations, Mr. Pepy’s executive and board skills will continue to support and guide our management team in their day-to-day executive decision-making.

2023 Proxy Statement	10

Proposal 1 — Election of Directors(continued)
SANDRA PHILLIPS ROGERS
Director Since: 2021 Committee Memberships: Audit, Nominating and Corporate Governance Term of Office Expires: 2023 Age: 57
BUSINESS EXPERIENCE:
■
Senior Vice President, Chief Legal Officer, General Counsel, Corporate Secretary and Chief Diversity Officer, Toyota Motor North America Inc. (2022 to present); automotive manufacturing, sales, research and development, mobility (autonomous, connected, electrification); oversight responsibility for Social Innovation, Sustainability and Regulatory Affairs, Compliance and Audit and Corporate Shared Services Toyota Motor North America Inc. and Toyota de Mexico (Corporate Resources). Group Vice President, Chief Legal Officer, General Counsel, Corporate Secretary and Chief Diversity Officer, Toyota Motor North America Inc. (2019 to 2022). Group Vice President, Chief Legal Officer, General Counsel and Corporate Secretary, Toyota Motor North America Inc. (2015 to 2019)

■
Partner, Complex Litigation Management and Strategy, Morgan, Lewis & Bockius LLP (2008 to 2012)

■
Vice President, Assistant General Counsel and Chief Litigation Counsel, Pfizer (2008); Senior Vice President and Associate General Counsel (2006 to 2008); Vice President and Assistant General Counsel (2005 to 2006); Assistant General Counsel (2004 to 2005)

OTHER BOARDS AND POSITIONS
■
MSA Safety Inc (2017 to present)

Reason for Nomination: Ms. Rogers provides the Board strong expertise in the legal, human capital, regulatory, and operational aspects of managing a large manufacturing Company. Her diversity and inclusion experience will guide the Board as it continues its efforts to support a total mix of viewpoints and experiences.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE NINE DIRECTOR NOMINEES
2023 Proxy Statement	11

Corporate Governance
CORPORATE GOVERNANCE HIGHLIGHTS
■
All directors elected annually

■
8 of 9 director nominees are independent

■
Independent Board Chair

■
Highly qualified directors reflect broad and diverse mix of business backgrounds, skills and experiences

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Board Refreshment — onboarded new directors in 2018, 2019, 2021, and 2022

■
67% of our Board members are diverse based on gender and ethnicity

■
4 of 5 Audit Committee members are “audit committee financial experts”

■
Majority voting for uncontested elections with a director resignation policy

■
Executive sessions of independent directors at each regularly scheduled Board meeting

■
Elimination of supermajority voting provision recommended and submitted for shareholder vote in 2021

■
NCG Committee responsible for ESG oversight

■
Clawback (with express linkage to Code of Conduct and other corporate policies) and Anti-Hedging policies

■
Directors and Officers must meet share ownership guidelines

■
Annual Board and Committee self-evaluations

■
Commitment to Corporate Responsibility — additional progress and publications. See highlights on page 13

CORPORATE GOVERNANCE PRACTICES
The Board is committed to the highest standards of corporate governance, which is essential for sustained success and long-term shareholder value.
The Board adopted Corporate Governance Guidelines which provide the framework for the Board’s corporate governance. The NCG Committee annually reviews and assesses the Corporate Governance Guidelines and recommends changes to the Board as appropriate. Among other things, the Corporate Governance Guidelines provide that:
■
Independent directors meet regularly in executive session in conjunction with regularly scheduled Board meetings

■
Directors have access to the organization’s management and advisors, and are encouraged to visit the corporate facilities

■
As necessary and appropriate, the Board and its Committees may retain outside legal, financial or other advisors

■
The Board will make an annual self-evaluation of its performance with a particular focus on overall effectiveness

■
Directors will avoid any actual or potential conflicts with the interests of the Company, and if any actual or potential conflicts develop, will report all facts to the Board in a timely manner to resolve the conflict, or the director may resign

■
Shareholders and others interested in communicating directly with the Board, Chair or other independent director may do so by writing to the Corporate Secretary. The Board’s independent directors have approved procedures for handling such correspondence received by the Company and addressed to the Board

The Corporate Governance Guidelines, along with the Charters of the Board Committees, the Company’s Code of Conduct, Code of Ethics for the Chief Executive Officer, Chief Financial Officer and Controller, and Code of Business Conduct and Ethics for the Board of Directors are available on the Company’s website at www.chemours.com under the heading “Investor Relations” and then “Corporate Governance.”
2023 Proxy Statement	12

Corporate Governance(continued)
CORPORATE RESPONSIBILITY COMMITMENT (CRC) HIGHLIGHTS
The world increasingly expects companies to provide essential products, responsibly. At Chemours, we share those expectations, which is why corporate responsibility, and our commitment to it, are embedded in everything we do. We are committed to making chemistry as responsible as it is essential and have set forth Corporate Responsibility Commitment (CRC) goals in three core areas — Inspired People, Shared Planet and Evolved Portfolio.
Our Pillars	Our 2030 CRC Goals
INSPIRED PEOPLE
EMPOWERED EMPLOYEES
■
Fill 50% of director level positions globally and above with women

■
Fill 35% of all positions globally with women

■
Fill 30% of all US positions with ethnically diverse employees

SAFETY EXCELLENCE
■
Improve employee, contractor, process, and distribution safety performance by at least 75%

VIBRANT COMMUNITIES
■
Invest $50M in our communities to improve lives by increasing access to STEM skills, safety initiatives, and sustainable environment programs

SHARED PLANET
CLIMATE
■
Reduce absolute GHG emissions from operations by 60%

■
Journey to net-zero operations by 2050

WATER
■
Reduce air and water process emissions of fluorinated organic chemicals by 99% or more

WASTE
■
Reduce our landfill volume intensity by 70%

EVOLVED PORTFOLIO
SUSTAINABLE OFFERINGS
■
Ensure that 50% or more of our revenue comes from offerings that make a specific contribution to the UN SDGs

SUSTAINABLE SUPPLY CHAIN
■
Establish a baseline for the sustainability performance of 80% of suppliers by spend and demonstrate 15% improvement

2023 Proxy Statement	13

Corporate Governance(continued)
PEOPLE

■
In 2022, our teams in the United States, Belgium, Brazil, South Korea, Greater China, Japan and India achieved Great Places to Work certification, our teams in Switzerland and Spain were certified for the second time, and our Mexico team certified for the fifth consecutive year.

■
Recognized as a “3+” Company by 50/50 Women on Boards™ (50/50WOB), a global education and advocacy campaign driving gender balance and diversity on corporate boards.

■
Awarded more than $2.2 million in grants in 2022 in support of our Vibrant Communities goal to improve lives by increasing access to STEM skills, safety initiatives, and sustainable environment programs within the communities where we operate.

■
Announced partnership with West Virginia University to increase access and exposure to STEM; which includes internships and co-op opportunities and provides funding for chemistry and chemical engineering education.

■
In early 2022, kicked off our safety procedural excellence program which includes first-rate training and AI data tools for safety procedure writers.

■
Employees in 15 countries dedicated more than 1,800 participation hours during our fourth Global CRC Day, reinforcing that our individual actions support collective progress.

■
In 2022,100% of eligible employees met the annual corporate ethics and compliance training requirement by completing the Living Integrity Code of Conduct Training.

■
Chemours has a comprehensive approach to cyber security which includes a robust cyber education program focused on cyber risk and prevention, using online situational awareness training and continuous phishing simulations. Approximately 85% of our global workforce have been successfully trained, strengthening our defenses against cyber risk.

2023 Proxy Statement	14

Corporate Governance(continued)
PLANET

■
Committed to setting official science-based targets for approval by the Science-based Targets Initiative (SBTi).

■
Two operating sites renewed their Wildlife Habitat Council programs with one site receiving Gold level certification.

■
As of year-end 2021, we achieved an 18% reduction in total absolute GHG emissions since 2018.

■
Since the issuance of our 2021 CRC report, we’ve made additional progress on initiatives that fall under our Planet pillar, such as the completion of the Louisville HFC-23 emissions reduction project representing approximately 25% of total baseline GHG emissions where a reduction will be reflected in 2022 reported emissions data, as well as our commitment to approximately 100,000 MWh per year of renewable power executed in 2022 at our Louisville, Kentucky, Starke, Florida and New Johnsonville, Tennessee sites with several other renewable initiatives in progress.

■
As of year-end 2021, we achieved a 40% reduction in fluorinated organic compounds process emissions to air and water since 2018.

2023 Proxy Statement	15

Corporate Governance(continued)
PORTFOLIO

The automotive industry is just one example of how our sustainable offerings support the UN Sustainable Development Goals

Target 9.4
Upgrade all industries and infrastructures for sustainability

Teflon™ Polytetrafluoroethylene (PTFE) Resins

Benefit: Improve mileage by as much as 40%[1] by ensuring proper working condition of oxygen sensors.

Target 3.6
Reduce Road Injuries and Deaths

Teflon™ PTFE Resins

Benefit: Component of radar collision avoidance systems

Target 12.5
Substantially Reduce Waste Generation

Target 12.2
Sustainable management and Use of Natural Resources

Krytox™ Lubricants and Ti-Pure™ Titanium Dioxide (TiO_2)

Benefit: Keep automotive parts running longer without needing to re-lubricate, often for the life of the automobile, and protect automotive coatings for longer-lasting finishes.

Target 9.4
Upgrade all industries and infrastructures for sustainability

Gaskets and Seals Made from Viton™ Fluoroelastomers

Benefit: Reduce GHG emissions.

Opteon™ YF

Benefit: With a global warming potential 3,000 times lower than Hydrochlorofluorocarbon-134a (HFC-134a), keeps the passengers comfortable, the driver alert, and the windows clear.

[1] Learn more at https://www.energy.gov/energysaver/saving-money-gas

■
Announced our aspiration to be the most sustainable TiO2 enterprise in the world and unveiled the new Ti-Pure™ Sustainability (TS) product series, which includes a new calculator tool to help Titanium Technologies customers better evaluate lifecycle impacts.

■
Met and surpassed our Sustainable Supply Chain goal of assessing sustainability performance of 80% of suppliers by addressable spend, with 90% of suppliers evaluated by end of 2022.

■
60% of our assessed suppliers increased their EcoVadis score in 2022.

■
Improved Chemours’ EcoVadis rating from Silver to Gold in June 2022.

EXTERNAL RECOGNITIONS

2023 Proxy Statement	16

Corporate Governance(continued)
BOARD OVERSIGHT OF CORPORATE RESPONSIBILITY
Because environmental, social, and governance (ESG) matters are integral to our growth and long-term success, we believe that a two-tiered level of oversight provides the best avenue to integrate ESG risks and opportunities into our overall business strategy and help us meet the changing demands of all our stakeholders — customers, partners, investors, employees and communities.
FULL BOARD OF DIRECTORS
Corporate Responsibility Strategy, Standards, Goals, Performance
Audit Committee Enterprise Risk Management, Cybersecurity Risk	Compensation and Leadership Development Committee Human Capital Management, Recruitment, Development & Retention	Nominating and Governance Committee Corporate Governance, Policies, Processes, Performance Metrics, ESG
Corporate Responsibility is embedded in our business processes, guides how we manage and operate our manufacturing sites, and inspires the new products and offerings we bring to market. Our growth strategy is directly linked to Corporate Responsibility. Proposed corporate transactions and overall corporate strategy are reviewed by the full Board with input from management on ESG risks and opportunities. Our Board and its Committees receive regular updates from senior management on Corporate Responsibility matters, including environmental, health and safety (EHS), social issues, regulatory actions and product stewardship.
Under the oversight of our Board, senior management continues to execute on our Corporate Responsibility. With the Board’s guidance, we have developed and are advancing progress on goals for climate change, water stewardship, waste management, diversity and inclusion, safety, product sustainability and sustainable sourcing. See update on Page 13.
To view our Corporate Responsibility Commitment Report and learn more about our goals, go to: https://www.chemours.com/en/corporate-responsibility
BOARD LEADERSHIP STRUCTURE
Mrs. Dawn L. Farrell serves as the Chair of the Board, a position she has held since January 1, 2022, after serving as the Company’s Lead Independent Director from July 1, 2021 to December 31, 2021. The Company’s governing documents allow the roles of Chair and Chief Executive Officer (CEO) to be filled by the same or different individuals. This approach allows the Board flexibility to determine whether the two roles should be separated or combined based on our needs and the Board’s assessment of the Company’s leadership from time to time. If the Board does not have an independent chairperson, the Board will appoint a Lead Independent Director and determine the Lead Independent Director’s duties and responsibilities. The Board will periodically consider the advantages of having an independent Chair or a combined Chair and CEO and is open to different structures as circumstances may warrant.
At this time, the Board has determined that separating the roles of Chair and CEO serves our best interests and that of our shareholders. Our CEO and senior management, working with the Board, set the strategic direction for the organization, and the CEO provides day-to-day leadership. The independent Chair leads the Board in the performance of its duties and serves as the principal liaison between the independent directors and the CEO.
DIRECTOR INDEPENDENCE
The NCG Committee is responsible for reviewing the qualifications and independence of members of the Board and its various committees on a periodic basis, as well as the composition of the Board as a whole. This assessment includes members’ qualifications as independent, as well as consideration of skills and experience specific to the needs of the Board.
2023 Proxy Statement	17

Corporate Governance(continued)
Director nominees are recommended to the Board by the Committee in accordance with the policies and principles in its Charter. The ultimate responsibility for selection of director nominees resides with the Board. The qualifications that the Board considers when nominating directors is discussed in more detail under “Director Qualification Process” in this Proxy Statement.
Independent Directors
The Board assesses the independence of directors and examines the nature and extent of any relations between the Company and directors, their families and their affiliates. The Corporate Governance Guidelines provide that a director is “independent” if he or she satisfies the New York Stock Exchange (NYSE) Listing Standards on director independence and the Board affirmatively determines that the director has no material relationship with the Company (either directly, or as a partner, shareholder or officer of an organization that has a relationship with the Company). The Board has determined that, with the exception of Mark E. Newman, each of the current directors — Curtis V. Anastasio, Mary B. Cranston, Curtis J. Crawford, Dawn L. Farrell, Erin N. Kane, Sean D. Keohane, Guillaume Pepy, and Sandra Phillips Rogers — is independent.
Independent Committees
All members serving on the Audit Committee, the Compensation and Leadership Development Committee and the NCG Committee must be independent as defined by the Corporate Governance Guidelines.
In addition, Audit Committee members must meet heightened independence criteria under NYSE Listing Standards and the rules and regulations of the U.S. Securities and Exchange Commission (“SEC”) relating to audit committees. Each Compensation and Leadership Development Committee member must meet heightened independence criteria under NYSE Listing Standards and the rules and regulations of the SEC relating to compensation committees and be a “non-employee director” pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
The Board has determined that each member of the Audit Committee, the Compensation and Leadership Development Committee, and the NCG Committee meets the requisite independence and related requirements.
OVERSIGHT OF RISK MANAGEMENT
The Board of Directors is responsible for oversight of risk management, and its leadership structure, and the Chemours Executive Team (“CET”) is accountable for risk management, which is integrated into our annual strategic planning and business and functional managing processes. Risk management is embedded into our line organizations and part of regular, managing processes. There is an established risk assessment cadence, methodology, and systemic approach to risk management throughout the year within the Company with regular and robust risk reporting to management.
The Audit Committee oversees the risk management process, while the full Board oversees the top risks and mitigation actions of the Company. In fulfilling its risk oversight responsibility, the Board receives various management and Board Committee reports and meets with the full CET twice per year to discuss risk management. It also engages in periodic discussions with the Company’s officers, as it may deem appropriate. In addition, each of the Board Committees considers the risks within its areas of responsibility. For example, the Audit Committee focuses on risks inherent in the Company’s accounting, financial reporting and internal controls and reviews the Company’s cybersecurity and information security programs.
The Compensation and Leadership Development Committee considers the risks that may be implicated by the Company’s incentive compensation program. The Compensation and Leadership Development Committee’s assessment of risk related to compensation practices is discussed in more detail in the “Compensation Discussion and Analysis” section of this Proxy Statement.
The NCG Committee provides oversight regarding the Company’s policies on political contributions and lobbying expenses. The NCG Committee is also responsible for reviewing transactions between the Company and related persons, which is discussed in more detail under “Certain Relationships and Transactions” in this Proxy Statement.
2023 Proxy Statement	18

Corporate Governance(continued)
SUCCESSION PLANNING
The Board plans for succession to the position of CEO. The Compensation and Leadership Development Committee, on behalf of the Board, oversees the succession planning process. To assist the Board, the CEO periodically provides the Board with an assessment of senior executives and their potential to succeed to the position of CEO, as well as perspective on potential candidates from outside the organization. The Board makes available, on a continuing basis, the CEO’s succession recommendation(s) should he or she be unexpectedly unable to serve. The CEO also provides the Board with an assessment of potential successors to key positions.
DIRECTOR EDUCATION
New directors participate in an orientation process to become familiar with the Company and its strategic plans and businesses, significant financial matters, core values including ethics, compliance programs, corporate governance practices and other key policies and practices through a review of background materials, meetings with senior executives and visits to Company facilities. The NCG Committee is responsible for providing guidance on directors’ continuing education, and actively monitors and encourages director education opportunities.
CODE OF CONDUCT
The Company is committed to high standards of ethical conduct and professionalism, and the Company’s Code of Conduct confirms the commitment to ethical behavior in the conduct of all activities.
In furtherance of this commitment, the Company has adopted a Code of Conduct, a Code of Business Conduct and Ethics for the Board of Directors, and a Code of Ethics for the CEO, CFO and Controller.
■
The Code of Conduct applies to all directors, officers (including the CEO, CFO and Controller) and employees of Chemours, and it sets forth the Company’s policies and expectations on a number of topics including avoiding conflicts of interest, confidentiality, insider trading, protection of Chemours and customer property, and providing a proper and professional work environment. The Code of Conduct sets forth a worldwide toll-free and Internet-based ethics hotline, which employees can use to communicate any ethics-related concerns, and the Company provides training on ethics and compliance topics for employees.

■
The Code of Business Conduct and Ethics for the Board of Directors applies to all directors, and is intended to (i) foster the highest ethical standards and integrity; (ii) focus the Board and each director on areas of potential ethical risk and conflicts of interest; (iii) guide directors in recognizing and dealing with ethical issues; establish reporting mechanisms; and promote a culture of honesty and accountability.

■
The Code of Ethics for the CEO, CFO and Controller applies to those three executive officers. This Code sets forth the standards of conduct that the CEO, CFO and Controller must uphold while performing his or her duties.

■
Each year, the Company trains 100% of its employees on the Code of Conduct.

■
In order to continuously improve and evolve its compliance program, the Company engages in regular risk assessments and conducts root cause analyses of any confirmed instances of ethical misconduct.

In fiscal year 2022, there were no waivers of any provisions of  (i) the Code of Conduct; (ii) the Code of Business Conduct and Ethics for the Board of Directors; or (iii) the Code of Ethics for the CEO, CFO and Controller. In the event the Company amends or waives any provision of any Code of Conduct or Code of Ethics that relates to any element of the definition of “code of ethics” enumerated in Item 406(b) of Regulation S-K promulgated under the Exchange Act, the Company intends to disclose these actions on the Company website at www.chemours.com.
2023 Proxy Statement	19

Corporate Governance(continued)
SHAREHOLDER ENGAGEMENT
We maintain a very active and broad-based investor relations outreach program to solicit input and to communicate with shareholders on a variety of topics related to our business and strategy. We also speak to shareholders about governance matters, including our corporate governance profile and our corporate responsibility commitments. Throughout the year, our investor relations team and some of our executive officers and other key employees speak with shareholders at investor conferences, at in-person meetings and in phone conversations. We will continue to engage with shareholders on business, strategy, governance and other relevant topics.
POLICY ON HEDGING TRANSACTIONS
We have adopted a policy that prohibits all officers and directors and all employees that receive or have access to material nonpublic information about the Company from engaging in transactions in publicly traded options, puts, calls or other derivative securities and from entering into hedges or swaps involving the Company’s securities. Officers and Directors are also prohibited from pledging Chemours securities as collateral for a loan without special exception.
BOARD STRUCTURE AND COMMITTEE COMPOSITION
The Board has nine Directors now and three standing Committees: The Audit Committee, the Compensation and Leadership Development Committee, and the NCG Committee.
The table below reflects the composition of each Committee as of March 1, 2023, and the number of meetings held by each Committee during fiscal year 2022. Dawn L. Farrell as Chair of the Board, and Mark E Newman, as President and Chief Executive Officer, were not members of any Committee.
	AUDIT COMMITTEE	COMPENSATION AND LEADERSHIP DEVELOPMENT COMMITTEE	NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
Curtis V. Anastasio	C		X
Mary B. Cranston		X	C
Dr. Curtis J. Crawford	X
Erin N. Kane	X	X
Sean D. Keohane		C	X
Guillaume Pepy	X	X
Sandra Phillips Rogers	X		X
2022 Meetings	4	8	5
X = Member		C = CHAIR
The Board met 8 times during fiscal year 2022. Each of the directors attended over 75% of the Board meetings and meetings of the Committees on which they served. Our Corporate Governance Guidelines provide that directors are expected to attend meetings of the Board, its Committees on which they serve, and the Annual Meeting of Shareholders.
Each Committee operates under a written charter. The Charters are available on our corporate website, www.chemours.com, under the heading “Investor Relations” and subheading “Corporate Governance.” The principal functions of each Committee are summarized below.
2023 Proxy Statement	20

BOARD STRUCTURE AND COMMITTEE COMPOSITION (continued)
AUDIT COMMITTEE
The responsibilities of the Audit Committee are more fully described in the Audit Committee Charter and include, among other duties, the fulfillment of its and the Board’s oversight responsibilities relating to:
■
The integrity of the financial statements of the Company

■
The qualifications and independence of the Company’s independent auditor, and in connection with the Committee’s oversight in this regard, the Chair of the Audit Committee is engaged in the selection process for the audit engagement partner

■
The performance of the Company’s internal audit function and independent auditors

■
Compliance by the Company with legal and regulatory requirements

■
Conducting an annual Committee self- assessment and an assessment of the independent audit firm, and reporting the results to the full Board

■
Conducting a quarterly review of the Company’s cyber security and information security programs

The Audit Committee consists entirely of independent directors, and each meets the heightened independence requirements under NYSE Listing Standards and the rules and regulations of the SEC relating to audit committees. Each member of the Audit Committee is financially literate and has accounting or related financial management expertise, as such terms are interpreted by the Board in its business judgment. Additionally, the Board of Directors has determined, in its business judgment, that four of the five members of the Audit Committee is an “audit committee financial expert” for purposes of the rules of the SEC.
COMPENSATION AND LEADERSHIP DEVELOPMENT COMMITTEE
The responsibilities of the Compensation and Leadership Development Committee are more fully described in the Compensation and Leadership Development Committee Charter and include, among other duties:
■
Assess current and future senior leadership talent, including their development and the succession plans of key management positions (other than CEO)

■
Assist the Board in CEO succession planning, including providing oversight of the CEO’s succession planning process.

■
Conduct an annual review of the Company’s diversity talent, as well as diversity representation on the slate for key positions

■
Oversee the performance evaluation of the CEO based on input from other independent directors versus Board-approved goals and objectives

■
Recommend to the independent members of the Board, compensation, including severance agreements as appropriate, for the CEO

■
Review and approve compensation and employment arrangements, including equity compensation plans, bonus plans and severance agreements as appropriate, of the CEO and other senior executive officers

■
Review the Company’s incentive compensation arrangements to determine whether they encourage excessive risk-taking, review and discuss at least annually the relationship between risk management policies and practices and compensation, and evaluate compensation policies and practices that could mitigate any such risk. Review and approve the Compensation Discussion and Analysis and the Committee report, and other executive compensation disclosures, as required to be included in the Company’s applicable SEC filings

■
Conduct an annual Committee self-assessment and an assessment of the independent compensation consultant and report the results to the full Board

2023 Proxy Statement	21

BOARD STRUCTURE AND COMMITTEE COMPOSITION
The Compensation and Leadership Development Committee consists entirely of independent directors, and each member meets the heightened independence requirements under NYSE Listing Standards and the rules and regulations of the SEC relating to compensation committees; and is a “non-employee director” for purposes of Rule 16b-3 promulgated under the Exchange Act.
Compensation Committee Interlocks and Insider Participation
During fiscal year 2022, none of the members of the Compensation and Leadership Development Committee was an officer or employee of the Company. No executive officer of the Company served on the compensation committee (or other board committee performing equivalent functions) or on the board of directors of any Company having an executive officer who served on the Compensation and Leadership Development Committee or the Board.
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
The responsibilities of the NCG Committee are more fully described in the NCG Committee Charter and include, among other duties:
■
Develop and recommend to the Board of Directors a set of corporate governance guidelines

■
Identify individuals qualified to become Board members consistent with criteria approved by the Board and recommend to the Board nominees for election as directors, including nominees whom the Board proposes for election as directors at the Annual Meeting

■
Review and approve any transaction between the Company and any related person in accordance with the Company’s policies and procedures for transactions with related persons

■
Oversee our corporate governance practices, including reviewing and recommending to the Board of Directors for approval any changes to the Company’s Code of Conduct, Certificate of Incorporation, Bylaws and Committee Charters

■
Oversee the Company’s policies, performance, and reporting in the areas of corporate responsibility, including environmental, social and governance

■
Conduct an annual assessment of the Committee’s performance, oversee the self-evaluation process of the entire Board of Directors and its other Committees, establish the evaluation criteria, implement the process and report its findings on the process to the Board of Directors

■
The NCG Committee consists entirely of independent directors, and each meets the independence requirements set forth in the NYSE Listing Standards.

2023 Proxy Statement	22

DIRECTOR COMPENSATION
OVERVIEW
Non-employee directors receive compensation for Board service, which is designed to fairly compensate them for their Board responsibilities and align their interests with the long-term interests of shareholders. The NCG Committee, which consists solely of independent directors, has the primary responsibility to review and consider any revisions to directors’ compensation.
During fiscal year 2022, non-employee directors were entitled to the following annual retainers:
FISCAL YEAR 2022 DIRECTOR RETAINERS
Annual Retainer(1)	$100,000
Annual Equity Award(2)	$145,000
Non-Executive Chairman Retainer(1)	$150,000
Audit Committee Chair Retainer(1)	$22,500
Compensation and Leadership Development Committee Chair Retainer(1)	$17,500
Nominating and Corporate Governance Committee Chair Retainer(1)	$17,500

(1)
Amounts payable in cash may be deferred pursuant to The Chemours Company Stock Accumulation and Deferred Compensation Plan for Directors (the “Directors Deferred Compensation Plan”), which is described further below.

(2)
Equity awards are valued as of the grant date and rounded down to the nearest whole share. Equity awards may be deferred pursuant to Directors Deferred Compensation Plan. For 2022, equity awards were in the form of shares of common stock or for directors who elected to defer their equity awards, deferred stock units (DSUs) that convert into shares of common stock when a director leaves the Board or on a grant date anniversary selected by the director. Before DSUs are converted into shares, directors are not entitled to dividends on the DSUs, but they receive dividend equivalents (credited in the form of additional DSUs) that likewise are converted into shares (with any fractional share paid in cash) upon termination of service or on a grant date anniversary selected by the director.

The fees reflected in the table above assume service for a full year. Directors who serve for less than the full year are entitled to receive a pro-rated portion of the applicable payment. Each “year,” for purposes of non-employee director compensation, begins on the date of the Company’s annual meeting of shareholders. The Company does not pay meeting fees but does pay for or reimburse directors for reasonable expenses related to Board service, including for attending Board, Committee, educational and Company business meetings.
During 2022, the NCG Committee reviewed the annual amount of the non-employee director equity and cash compensation and recommended no changes to director compensation. The Board believes the compensation program is in the best interest of the Company and designed to fairly compensate directors for their Board responsibilities and align their interests with the long-term interests of shareholders.
The Board has adopted share ownership guidelines applicable to non-employee director equity awards. The share ownership guidelines, contained in the Corporate Governance Guidelines, require non-employee directors to hold at least six (6) times the cash portion of their annual retainer worth of Chemours common stock and/or DSUs while serving as a director. Non-employee directors will have five (5) years to attain this ownership threshold from the time of their election to the Board.
THE CHEMOURS COMPANY STOCK ACCUMULATION AND DEFERRED COMPENSATION PLAN FOR DIRECTORS
Under the Stock Accumulation and Deferred Compensation Plan for Directors, a director is eligible to defer all or part of his or her Board retainer and Committee Chair fees in an interest-bearing notional cash account or stock units until a future year or years, payable in a lump sum or equal annual installments. Interest will accrue on the notional cash account at a rate corresponding to the average 30-year Treasury securities rate applicable for the quarter (or at such other rate as may be specified by the Compensation Committee from time to time) with quarterly compounding. Dividend equivalents will accrue on deferred stock units. This deferred compensation is an unsecured obligation of the Company.
2023 Proxy Statement	23

DIRECTOR COMPENSATION(continued)
2022 DIRECTOR COMPENSATION TABLE
The following table shows information concerning the compensation paid in fiscal year 2022 to non-employee directors:
DIRECTOR	FEES EARNED OR PAID IN CASH ($)(1)	EQUITY AWARDS ($)(2)	OTHER COMPENSATION ($)(3)	TOTAL ($)
Curtis V. Anastasio	122,500	144,987		267,487
Bradley J. Bell(4)	100,000	144,987		244,987
Mary B. Cranston	117,500	144,987		262,487
Curtis J. Crawford	100,000	144,987		244,987
Dawn L. Farrell	250,000	144,987		394,987
Erin N. Kane	100,000	144,987		244,987
Sean D. Keohane	117,500	144,987		262,487
Guillaume Pepy	100,088(5)	181,229(6)	39,874	321,191
Mark P. Vergnano	50,000			50,000
Sandra P. Rogers	100,000	144,987		244,987

(1)
Column reflects all cash compensation earned during fiscal year 2022, whether or not payment was deferred pursuant to the Directors Deferred Compensation Plan.

(2)
This column represents the dollar amount recognized for financial statement reporting purposes with respect to fiscal year 2022 in accordance with FASB ASC 718 as the grant date fair value of compensation earned by directors in the form of DSUs of Chemours common stock or shares of common stock. This value is determined by dividing the annual equity award amount by the closing share price on the date of grant and rounding down to the next whole share, then multiplying by the closing share price on the grant date.

(3)
This amount represents the payment for legal fees that Mr. Pepy incurred for tax counseling relating to the foreign tax treatment of his director compensation. This amount was paid in euros and the U.S.-dollar equivalent is shown based on an exchange rate of  $1.0654

(4)
Bradley Bell resigned as a Director effective as of January 2, 2023.

(5)
This amount reflects the total actually received by Mr. Pepy due to variations in the exchange rate on the dates of payment.

(6)
This amount reflects the pro-rated award Mr. Pepy received in March 2022 for his partial year service and his 2022 annual equity award amount.

The aggregate number of DSUs held by each non-employee director at fiscal year-end is as follows:
NAME	AGGREGATE EQUITY DSUs OUTSTANDING AS OF DECEMBER 31, 2022
Curtis V. Anastasio	59,161
Bradley J. Bell(1)	50,597
Mary B. Cranston	62,410
Curtis J. Crawford	72,949
Dawn L. Farrell	57,866
Erin N. Kane	32,512
Sean D. Keohane	31,794
Guillaume Pepy	5,970
Mark P. Vergnano	45,916
Sandra P. Rogers	9,752

(1)
Bradley Bell resigned as a Director effective as of January 2, 2023.

2023 Proxy Statement	24

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT
The following table sets forth information with respect to the beneficial ownership of Chemours’ common stock as of March 2, 2023 by each of the Company’s directors and nominees, named executive officers, and all directors and executive officers as a group.
Amount and nature of beneficial ownership:
NAME OF BENEFICIAL OWNER	DIRECT(1)	INDIRECT(2)	RIGHT TO ACQUIRE(3)	TOTAL	PERCENT OF CLASS
Mark E. Newman	199,024	34,635	580,274	813,933	*
Sameer Ralhan	320,749	—	293,169	613,918	*
Edwin Sparks	83,051	—	74,908	157,959	*
Alisha Bellezza	11,348	—	46,519	57,867	*
Denise Dignam	9,840	—	39,197	49,037	*
David C. Shelton	109,470	76,492	135,392	321,354	*
Curtis V. Anastasio	2,692	3,500	59,161	65,353	*
Mary B. Cranston	2,834	—	62,410	65,244	*
Curtis J. Crawford	27,703	47	72,949	100,699	*
Dawn L. Farrell	4,543	—	57,866	62,409	*
Erin N. Kane	—	—	32,512	32,512	*
Sean D. Keohane	—	—	31,794	31,794	*
Guillaume Pepy	—	—	5,970	5,970	*
Sandra P. Rogers	—	378	9,752	10,130	*
Directors, nominees and executive officers as a group (17 persons)	774,105	38,560	1,635,879	2,448,544	1.63%

*
Indicates ownership of less than 1% of the outstanding shares of Chemours common stock. Each of the Company’s executive officers and directors may be contacted at 1007 Market Street, Wilmington, DE 19801.

(1)
Shares held individually or jointly with others, or in the name of a bank, broker or nominee for the individual’s account.

(2)
Shares over which directors, nominees and executive officers may be deemed to have or share voting or investment power, including shares owned by trusts and certain relatives.

(3)
Shares which directors and executive officers had a right to acquire beneficial ownership of within 60 days from March 2, 2023, through the exercise of stock options or through the conversion of stock units held under the Company’s equity-based compensation plans.

2023 Proxy Statement	25

SECURITY OWNERSHIP OF 5% BENEFICIAL OWNERS
Based solely on the information filed on Schedule 13F(1) for the fiscal year ended December 31, 2022, the following table sets forth those shareholders who beneficially own more than five percent of Chemours common stock.
NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF SHARES BENEFICIALLY OWNED	PERCENT OF CLASS(5)
BlackRock, Inc(1), 55 East 52nd Street New York, NY 10055	18,516,903	12.3%
The Vanguard Group(2) 100 Vanguard Blvd. Malvern, PA 19355	18,416,153	12.2%
FMR LLC(3) 245 Summer Street Boston, MA 02210	11,829,385	7.8%

(1)
Based solely on a Schedule 13G/A regarding holdings in Chemours common stock filed with the SEC on January 26, 2023, BlackRock, Inc. reported that it had sole voting power with respect to 17,755,093 shares and sole dispositive power with respect to 18,516,903 shares as of December 31, 2022.

(2)
Based solely on a Schedule 13G/A regarding holdings in Chemours common stock filed with the SEC on February 9, 2023, The Vanguard Group reported that it had shared voting power with respect to 84,123 shares, sole dispositive power with respect to 18,196,342 shares, and shared dispositive power with respect to 219,811 shares as of December 31, 2022.

(3)
Based solely on a Schedule 13G/A regarding holdings in Chemours common stock filed with the SEC on February 9, 2023, FMR LLC reported that it had sole voting power with respect to 11,673,146 shares and sole dispositive power with respect to 11,829,385 shares as of December 31, 2022.

(4)
Ownership percentages based on 148,504,030 shares outstanding as of December 31, 2022.

2023 Proxy Statement	26

Executive Compensation
COMPENSATION DISCUSSION AND ANALYSIS

Mark Newman	Sameer Ralhan	Edwin Sparks	Alisha Bellezza	Denise Dignam	David Shelton
President and Chief Executive Officer	Senior Vice President, Chief Financial Officer	President, Titanium Technologies and Chemical Solutions	President, Thermal and Specialized Solutions	President, Advanced Performance Materials	Former Senior Vice President, General Counsel and Corporate Secretary
This Compensation Discussion and Analysis is organized into six sections:
1.	2.	3.	4.	5.	6.
Executive Summary	Executive Compensation Philosophy and Pay-for-Performance	Executive Compensation Decision Making	2022 Executive Compensation Highlights	Company Sponsored Employee Benefits	Other Required Disclosures
Compensation Discussion and Analysis
Executive Summary
2022 Business Highlights
Courage and agility — words that best describe the drive our team showed in delivering strong performance in 2022. Despite significant challenges, including geopolitical volatility, supply chain disruptions and rising inflation, we delivered improved financial performance and accelerated changes that positioned us well for 2023. During the year, we increased our focus on sustainable growth through announced investments in the hydrogen economy and lower global warming potential refrigerants, while redoubling our efforts in responsible manufacturing. For the first time since our founding, the combined performance of our Thermal & Specialized Solutions (TSS) and Advanced Performance Materials (APM) segments became the primary driver of Chemours’ results. This was largely a result of our continued commitment to innovation and secular growth strategies that will continue to yield results into the future.
Our 2022 results includes:
■
Net Sales of  $6.8 billion, up 7% year over year

■
Net Income of  $578 million with EPS1 of  $3.65, up $0.05 year over year

■
Adjusted EBITDA of  $1.36 billion, up 4% year over year

1
Earnings per share (EPS) on diluted basis

2023 Proxy Statement	27

Executive Summary(continued)
■
Free Cash Flow (FCF) of  $447 million — delivering over $1.5 billion in FCF in the past three years

■
Returned $649 million to shareholders — $495 million in share repurchases and $154 million in dividends — while continuing to strengthen our balance sheet

■
Achieved record Net Sales and Adjusted EBITDA in TSS

■
Drove record Net Sales, Adjusted EBITDA and Adjusted EBITDA Margin in APM

■
Our Titanium Technologies (TT) segment reported relatively flat Net Sales and lower Adjusted EBITDA versus prior year in the face of ore shortages during a strong first half and weakening demand in Europe and Asia in the second half of the year

■
Connected to our strong financial performance, we achieved a number of important milestones that helped foster a strong business climate and improve our focus on sustainable growth, including:

•
Announcing an $80 million multi-year investment in our Opteon™ YF capacity at Corpus Christi. As a result of this investment, and ongoing debottlenecking activities, our Corpus Christi Opteon™ YF capacity will increase by approximately 40%, and we will further enhance our position as the partner of choice for sustainable, climate-friendly thermal management solutions.

•
Announcing a $200 million expansion in Nafion™ ion exchange material production at our Villers-Saint-Paul, France site. This will support the rapid growth of the hydrogen economy, which we believe could translate into a multibillion-dollar market for electrolyzer and fuel cell membranes by 2030.

•
Agreeing to establish a joint venture with BWT FUMATECH which will accelerate the development of heavy-duty fuel cell membranes. This joint venture partnership combines Chemours’ ion exchange materials and technologies with BWT FUMATECH’s membrane production capabilities.

•
Supporting the passage of the U.S. CHIPS and Science Act and the Inflation Reduction Act in support of the semiconductor and clean energy sectors.

•
Announcing our aspiration to be the most sustainable TiO2 producer in the industry and unveiling the new Ti-Pure™ Sustainability Product Series.

•
Announcing the launch of a new pilot program in the European Union and the United Kingdom in partnership with Honeywell to recycle and reclaim Opteon™ XP40 and Honeywell’s Solstice® N40, which are patented HFO refrigerant blends.

•
Continuing to make strong progress implementing our Corporate Responsibility Commitment goals and committing to setting science-based targets for scopes 1, 2, and 3 greenhouse gas emissions with the Science Based Targets initiative.

•
Achieving Great Place to Work™ certification in ten countries representing over 90% of employees.

•
Updating our Inclusion, Diversity, and Equity goals to help drive greater gender and ethnic diversity.

Despite the global challenges in 2022, the actions and the efforts of our leadership team delivered solid operating performance across our business segments.
Our TT segment had a challenging year holding year-over-year revenues relatively flat at $3.4 billion and Adjusted EBITDA declining 25% to $601 million. The team continued to meet key contracted customer needs in the face of TiO2 ore constraints and higher raw materials and energy costs, as well as much lower demand in Europe and Asia in the second half of the year. With a strong book of contracted customers — through continued execution of our Ti-Pure™ Value Stabilization (TVS) strategy — we continued to focus on improving the quality of segment earnings through TiO2 cycles, growing with strategic customers and becoming the most sustainable TiO2 enterprise in the world. In 2022, the TT segment launched the TiPure™ Sustainability Series, a new family of pigment offerings designed to advance sustainability, minimize climate impact, and maximize resource efficiency. The first product in the series is supported by a environmental footprint calculator to help customers quantify the environmental impact reduction of the grade. Also, the team was recognized by its customer LyondellBassell as a top supplier because of the progress made on the value creation pipeline, including work on plastic grades Ti-Pure™ R-350-17 and Ti-Pure™ R-111.
2023 Proxy Statement	28

Executive Summary(continued)
TSS delivered the highest revenue and earnings growth of all of our businesses in 2022 with Net Sales up 34% to $1.7 billion and Adjusted EBITDA up 50% to $603 million. These results reflect improved pricing achieved on legacy refrigerants, aided by the implementation of the American Innovation and Manufacturing (AIM) Act in the US and volume growth from the adoption of our lower global warming potential (GWP) Opteon™ refrigerants, and other specialized solutions. With the announced $80 million investment to expand Opteon™ YF capacity at our Corpus Christi manufacturing site, and our enhanced focus on product innovation, TSS is well-positioned to drive top-line growth as it delivers more sustainable thermal management and specialized solutions in a regulatory environment that promotes the use of low GWP products. As announced in 2022, our Opteon™ XL41 was selected as the cooling category winner in the 2023 AHR Expo Innovation Awards. Our TSS segment team was also recognized as a Top 5 Supplier by GA Larson, a leading wholesale distributor of heating, ventilation, air conditioning, and refrigeration (HVACR) equipment, and received the Exceptional Commitment award from Key Wholesaler Group (KWGA), the largest group of stationary aftermarket distributors in North America.
Our APM segment delivered record-setting results in 2022 with an increase in Net Sales of 16% to $1.6 billion and Adjusted EBITDA up 29% to $367 million. APM continues to innovate and accelerate key organic and inorganic growth initiatives in clean energy and advanced electronics. In addition to our recently announced $200 million investment in Nafion™ ionomer capacity and expanding membrane capabilities at our manufacturing site in Villers-Saint-Paul, France, we are expanding Teflon™ PFA capacity at our Washington, West Virginia site to support semiconductor infrastructure needs. We also announced the formation of a joint venture with BWT FUMATECH on heavy-duty fuel cell membranes, were selected as a participating partner of the Appalachian Regional Clean Hydrogen Hub (ARCH2) and recently unveiled the Center for Clean Hydrogen, a public-private partnership with the US Department of Defense, the University of Delaware, Plug, and the U.S. Department of Energy’s National Renewable Energy Laboratory. These developments position the Company well to meet the growth and technical challenges in clean energy and advanced electronics, both of which rely on responsibly made fluoropolymers. The APM team was honored to receive the Excellent Supplier Award from Entegris, a leading supplier of advanced materials and process solutions for the semiconductor, life sciences, and other high-tech industries, and the Gold Seal Award from Freudenberg-NOK Sealing Technologies, a leading supplier in providing gaskets, seals and other advanced product solutions to a broad cross-section of industries.
Our Corporate Responsibility Commitment (CRC) is embedded in everything we do. With the publication of our fifth CRC report, we continued to show meaningful progress toward reaching our 2030 goals versus our 2018 baseline. That includes achieving 33% of all director-level positions filled by women against our goal of 50%; an 18% reduction in GHG emissions on our path to 60% reduction by 2030 and to net-zero emissions by 2050; a 40% reduction in Fluoro Organic Compound emissions against our goal of greater than 99% reduction; and 47% of our revenue from product offerings that contribute to UN Sustainable Development goals on our way to over 50%.
Finally, in 2022, Chemours was certified as a Great Place to Work™ in 10 countries which represent over 90% of our workforce. Those countries include Belgium, Brazil, China, India, Japan, Korea, Mexico, Spain, Switzerland, and the United States. We are proud of this progress and will continue working to make Chemours the greatest place to work for all employees.
Note: Adjusted EBITDA, Adjusted Net Income, and Free Cash Flow are non-GAAP financial measures. Please refer to “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Non-GAAP Financial Measures” starting on page 64 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 for a reconciliation of Adjusted EBITDA, Adjusted Net Income, and Free Cash Flow to the most directly comparable GAAP measure.
Delivering Shareholder Value via Pay for Performance
From our plant sites to our labs and our offices across the globe, you will hear our people talk about the future often and with genuine excitement. That is because they know the work they are doing — and how they are doing it — is unlocking a brighter and more sustainable future for the next generation and beyond. We unlock shareholder value by delivering on our commitments for this future.
We directly link Named Executive Officers’ (NEOs) compensation to shareholder value by promoting a performance-based culture with significant pay at risk. The total direct compensation (TDC) for executives places greater weight on at-risk
2023 Proxy Statement	29

Executive Summary(continued)
incentive pay and, therefore, fluctuates with business results and stock price. The following chart illustrates the percentage of target pay at-risk for the CEO and other NEOs on average.

CEO
14%
Base Salary
18%
Annual Incentive
68%
Long-Term Incentive
50% Performance Share Units
40% Non-Qualified Stock Options
10% Restricted Stock Units

2022 CEO Pay Elements

86% Pay at Risk

NEO
29%
Base Salary
22%
Annual Incentive
49%
Long-Term Incentive
50% Performance Share Units
40% Non-Qualified Stock Options
10% Restricted Stock Units

2022 Other NEO Pay Elements

71% Pay at Risk

Our incentive plan design reinforces these beliefs. AIP is earned via our performance against financial and ESG metrics. In 2022, the plan metrics focused the NEOs on the key areas that produce long-term sustained growth specifically, Adjusted EBITDA and Free Cash Flow. As our strategy has evolved, as it did this past year in the pivot to growth, our plans evolved, introducing Revenue to TSS AIP, maintaining Revenue in the APM AIP plan and multinational corporations (MNC) market share in the TT AIP. The LTIP award mix is 90% performance-based via Performance Share Units (PSUs) and Non-Qualified Stock Options (NQSOs). Within the LTIP, the metrics used in the PSU plan include Adjusted Net Income and Free Cash Flow Conversion. Relative TSR is used as a modifier to ensure strong alignment to the creation of shareholder value.
2022 “Say on Pay” Vote Result
At Chemours’ 2022 Annual Meeting, shareholders approved the Company’s “Say-on-Pay” proposal with 95% of the votes cast in support of the executive compensation program. The Compensation and Leadership Development Committee is committed to regularly reviewing the program in the context of Chemours’ executive compensation philosophy and will continue to consider shareholder input in evaluating program design and decisions.
5 Years of  “Say on Pay”
2018	2019	2020	2021	2022
96%	95%	94%	94%	95%
2022 Executive Compensation Highlights
Chemours’ executive pay programs are governed by the Compensation and Leadership Development Committee (CLDC). As reflected in the Business Highlights, the Company achieved improved financial results in 2022 but fell short of enterprise targets based on challenges in our TT business segment. The record-setting performances of both the TSS and APM business segments represented the first time these segments were the primary drivers of Chemours’ results. This positively impacted the organization’s overall success and specifically translated to annual incentive results that exceeded target
2023 Proxy Statement	30

Executive Summary(continued)
for those segments. Our TT business segment was challenged by headwinds that ultimately resulted in the segment falling short on critical financial metrics. Those results negatively impacted the annual incentive payout for that business segment and the Company as a whole.
In the 2020-2022 Long-Term Incentive Plan (LTIP), PSU equity awards earned 214% of target value. During the three-year performance period, the Company faced the challenges presented by COVID-19 and took quick actions to drive cost savings and free cash flow generation and then showed the agility to respond to the recovery curve, achieving several record production and revenue milestones. Over the three-year period, the Company managed the inflationary and geo-political pressures on raw materials and other costs to drive strong earnings and free cash flow generation. During that period, the TSS and APM segments were formed, grew their franchises, and delivered products that advanced the world’s demand for sustainable and responsible solutions. At the same time, TT’s TVS strategy translated into better business partnerships through the performance period that were in line with the strategy to deliver greater earnings and free cash flow stability. The organization’s strong business results in Free Cash Flow Conversion and Adjusted Net Income during the three-year period combined with top-quartile Total Shareholder Return relative to the compensation peer group (rTSR) drove above target compensation for the 2020-2022 LTIP.
Named Executive Officer (NEO) Compensation
2022 was a year of stability for the Chemours Executive Team. It was Mark Newman’s first full year in the role as the President and CEO. Sameer Ralhan and Edwin Sparks remained NEOs. Additionally, Alisha Bellezza and Denise Dignam, the Presidents of our business segments that are experiencing the most growth, joined them as NEOs. Ms. Bellezza serves as the Business President of TSS. Ms. Dignam serves as the Business President of APM. Ms. Dignam became a NEO as the result of a transition in roles for Mr. Shelton, who moved to a special assignment on October 1, 2022.
Mr. Shelton transitioned to Special Counsel to the CEO working exclusively on leading the resolution of the Company’s legacy liabilities and related remediation programs. As a result of the transition, while not currently a NEO, Kristine Wellman was promoted to the position of Senior Vice President, General Counsel and Corporate Secretary. We are proud, once again, to have followed our executive succession plan to elevate such a dynamic and capable executive. Ms. Wellman’s promotion further diversified our leadership team, which now includes five women in key executive leadership positions.
Each year, the CLDC, and in the case of the CEO, the Board, carefully review compensation for each executive. They do so with the support of their independent compensation consultants. Key considerations when determining an executive’s compensation include experience, size and scope of role, pay position relative to the market, internal equity, and talent retention. In 2022, the CLDC clarified its practice related to the promotion of an executive to a new role. When promoting a new executive, the CLDC’s intent is to adjust TDC to the market median generally within two years. In doing so, the CLDC ensures the new executive is compensated within the market range upon promotion. As the executive becomes fully proficient in the role, compensation increases to reach market median. The section titled, “Executive Compensation Highlights,” provides a detailed review of the actions taken in 2022 that are consistent with the CLDC’s executive compensation philosophy and practices.
2022 Annual Incentive Plan (AIP)
The CLDC maintained its focus on aligning management’s incentive to the interests of the shareholders. Once again, for 2022, for Chemours as a whole, the financial metrics were Adjusted EBITDA and Free Cash Flow. Management and the CLDC believe these measures reinforced the importance of earnings and cash generation to the achievement of Chemours’ objectives, as well as their importance to shareholders.
The CLDC approved adjustments to the financial metrics that impacted Ms. Bellezza (TSS). The CLDC approved the inclusion of both business segment Revenue (25%) and Adjusted EBITDA (20%) in the TSS plan. The CLDC made these adjustments to reinforce the importance of these critical metrics as the Company pivots to growth while continuing its focus on a sustainable future. Revenue and Adjusted EBITDA replaced Opteon™ Variable Contribution Increase in the plan. Additionally, the weight attributed to the TSS Free Cash Flow metric was reduced to 20% to accommodate this change.
The AIP metrics and weights remained the same for all other NEOs.
2023 Proxy Statement	31

Executive Summary(continued)
While maintaining the same financial metrics as in 2021, the CLDC tightened the Company’s Adjusted EBITDA target range to 85%-115% (from 80%-120%). The adjustment was made to align more closely with the Company’s risks and opportunities, analyst estimates, and industry benchmarks.
Finally, consistent with the Company’s bold Corporate Responsibility goals (CRC), the CLDC maintained our leading position by including ESG metrics in the plan. The CLDC continued to evaluate the best metrics to drive progress against the Company’s 10x2030 CRC. In 2022, gender diversity continued to be a focus, and the CLDC added a success measure for a critical green-house gas (GHG) emissions reporting system implementation (xOvertime (xOT)). Furthermore, the maximum bonus opportunity for the ESG metric was expanded from 150% to 200%. The adjustment was made after careful consideration of the risk and opportunities associated with this metric as well as incentive plan norms. That adjustment raised the maximum bonus opportunity for the NEOs from 192.5% to 200%.
2022 AIP Results
As documented in the “2022 Business Highlights”, Chemours had a successful year in 2022. We achieved growth, driven by record-setting results in our TSS and APM business segments amidst significant global macroeconomic challenges, while achieving several CRC milestones that will propel us towards a bright future. However, the challenges our teams faced during the year in our TT segment impacted our ability to achieve all AIP metric targets, which translated into a Corporate AIP achievement of 78.8%.
Our TT segment faced a myriad of challenges, including ore constraints, rising input costs and a decline in demand in Europe. At the same time, demand in Asia was impacted by ongoing COVID-19 lockdowns. TT exceeded the MNC market share target by delivering on commitments to our strong base of contracted customers. TT fell short of the thresholds for both segment Adjusted EBITDA and Free Cash Flow which resulted in an AIP achievement of 59.7%.
Our TSS and APM segments posted record performances as secular tailwinds in low GWP refrigerants, clean energy, and advanced electronics continued to take shape. Those results translated into AIP outcomes that exceeded targets. Specifically, both business segments posted outstanding performance against their defined segment Revenue and Adjusted EBITDA targets. Those achievements contributed to AIP outcomes of 152.2% for TSS and 127% for APM.
2022 Performance Against AIP Targets with Pay Scale Applied

2023 Proxy Statement	32

Executive Summary(continued)
2022-2024 Long-Term Incentive Plan (LTIP)
In 2022, the Company began a new three-year long-term incentive plan that modeled certain performance outcomes based on execution of the Company’s strategic and operational plans. The LTIP award mix is 90% performance-based, consisting of PSUs and NQSOs, which increase in value when the share price increases. The equity mix remained 50% PSUs, 40% NQSOs, and 10% RSUs.
PSUs and NQSOs strongly link the NEOs’ reward to shareholder success. Both vehicles carry significant risk to the NEOs. The use of RSUs, mitigates some risk as an inherently less volatile equity vehicle, with some value based on continued employment, while maintaining alignment with shareholders. The NQSOs and RSUs vest annually in three-equal installments from the date of grant. The CLDC believes this balance helps reward and retain the Company’s critical executive talent.
The PSUs are earned based on performance over a three-year performance period. The performance metrics used in the 2022-2024 PSU award remained Adjusted Net Income and Free Cash Flow Conversion, both equally weighted. Relative TSR remained a modifier, ranging from 50% to 150% based on stock performance relative to the compensation peer group.
Since Chemours’ inception, Adjusted EBITDA and Free Cash Flow Conversion have been important financial metrics that shareholders have expected to gauge the health of the organization. Then the long-term focus on these metrics propelled Chemours from spin to the healthy and vital organization it is today.
2020-2022 PSU Award Results
The achievement for the 2020-2022 PSU award was based on pre-established three-year cumulative targets for Adjusted Net Income and Free Cash Flow Conversion. Those metrics were equally weighted in the plan. Adjusted Net Income results were slightly below target, with an achievement of 85%. Free Cash Flow Conversion results reached the maximum of 200% achievement. Based on the equal weighting of those metrics, the blended outcome was 143%.
Only when exceptional rTSR rank is achieved, defined as greater than the 75th percentile, can plan achievement exceed 200%. Over the 2020-2022 three-year period, Chemours delivered rTSR at the 88th percentile of the peer group. As a result, the financial outcome was modified, and the number of PSUs earned increased by 150%. The execution of the Company’s long-term strategy resulted in outstanding achievement for the 2020-2022 PSU award of 214%.
2023 AIP and 2023-2025 LTIP — Preview of Design Changes
In the shareholder letter from Mrs. Farrell and Mr. Newman, they underscored that our teams are energized and ready to take on any challenge that 2023 may bring as we continue to build the Company to its full potential. Working together we will realize the Company’s vision of creating a better world through the power of our chemistry. To achieve our goals, we must pivot to growth while continuing to maintain our focus on disciplined cash management and sustainability.
In early 2023, the CLDC approved minor adjustments to the AIP and more substantive changes to the LTIP in support of our strategy. The CLDC believes the plan modifications will reinforce the focus on our goals while also reducing the duplication of metrics between AIP and LTIP, striking a balance between risk and reward, short- and long-term execution and further tightening the connection between shareholders and the management team.
For 2023, AIP metrics and weights will not change. Adjusted EBITDA and Free Cash Flow remain critical metrics that shareholders expect, and the Company must deliver while making a pivot to more investment on growth and sustainability. Additionally, Business Segment Revenue will remain a key component in the plan for both TSS and APM, our growth business segments. In our TT business segment, we will continue to measure MNC Market Share as a critical indicator of success of the TVS strategy, and our ability to maintain and grow share through the cycle. Continuing to be an innovator and leader in ESG, the CLDC approved the expansion of the components of the ESG metric. That metric will include energy efficiency (consistent with the CRC goal of reducing GHG emissions) in addition to gender diversity and xOvertime. All three elements of the ESG metric will be equally weighted. To ensure the NEOs remain focused on delivering results for all three metrics, threshold must be achieved in all metrics for the executives to earn greater than target, which is 15%.
2023 Proxy Statement	33

Executive Summary(continued)
The LTIP design and PSU metrics will change for the 2023-2025 performance period. The CLDC approved the use of Performance Stock Options (PSOs) whereby the Company’s stock price must increase 10% before the options have any realizable value. With the inclusion of PSOs, the plan will have four equally weighted components which will be PSOs, PSUs, NQSOs, and RSUs. Additionally, the metrics of the PSU plan will change. Adjusted Net Income will remain a metric in the plan but with a weight of 60% (versus 50%). Relative TSR will become a metric versus a modifier in the plan and will be weighted at 40%. Free Cash Flow Conversion will be removed as a plan metric reflecting the Company’s progress in pivoting to growth and avoiding replication of AIP metrics.
Executive Compensation Governance and Best Practices
Chemours’ executive compensation policies and practices demonstrate a commitment to strong governance standards and include features designed to mitigate compensation-related risks. The table below highlights the key features of Chemours’ executive compensation programs and those features that Chemours does not employ:
WHAT CHEMOURS DOES	WHAT CHEMOURS DOESN’T DO
☑ Pay-for-performance	☒ Provide income tax gross-ups, other than for international assignment and / or relocation
☑ Deliver total direct compensation predominantly through performance-based pay	☒ Re-price underwater stock options
☑ Set challenging short- and long-term incentive award goals	☒ Allow hedging, pledging, short sales, derivative transactions, margin accounts or short-term trading
☑ Target pay and benefits to market competitive levels	☒ Have a liberal share recycling provision in our equity plan
☑ Maintain robust stock ownership requirements	☒ Provide single trigger change in control
☑ Maintain a Clawback policy for incentive-based compensation	☒ Offer excessive perquisites
☑ Annually review the constituents of Compensation peer group and adjust as appropriate
☑ Undertake an annual review of compensation risk
☑ Regularly review compensation, especially performance-based compensation to ensure continued alignment with Chemours’ strategy
2023 Proxy Statement	34

Executive Compensation Philosophy and Pay-for-Performance
Executive Compensation Philosophy
The objectives of Chemours’ executive compensation philosophy are rooted in:
■
Promoting a performance-based culture that strongly links executive rewards to shareholder interests and to the Company’s strategic and financial goals.

■
Providing a competitive TDC opportunity designed to attract, retain, and motivate high-performing executive talent.

These objectives are achieved through fixed and variable compensation elements. The CLDC determines the appropriate balance between these elements in setting the TDC opportunity for executives.
ELEMENT	PURPOSE AND KEY FEATURES
Base Salary
■
Salary paid in cash

■
Provides a stable source of income and is a standard element in executive compensation packages

■
Compensates for expected day to day contribution

■
Supports equitable pay practices

Annual Incentive Plan (AIP)
■
Cash incentive earned and awarded annually

■
Creates a variable incentive opportunity as a portion of the executive compensation package

■
Reinforces and rewards executives for delivering key business goals which are short term in nature

■
Pays only when minimum performance criteria are met and pays above market when target performance criteria are exceeded

■
Focuses on quantitative metrics but includes qualitative metrics when appropriate

■
Includes a mix of corporate and business segment metrics

Long-Term Incentive Plan (LTIP)
■
Long-term equity-based incentives earned and awarded periodically in various forms of equity: PSUs, PSOs, NQSOs, and/or RSUs

■
Creates a compensation opportunity aligned with the interests of our shareholders

■
Provides incentive to achieve sustained performance and growth

■
Rewards executives for delivering total shareholder return

2023 Proxy Statement	35

Executive Compensation Decision Making
The CLDC applies the following factors to guide executive compensation decisions:
■
Company performance and strategic objectives

■
Independent external market data

■
Economic environment for the chemicals industry

The table below summarizes oversight responsibilities and participation in executive compensation decisions:

Compensation and Leadership Development Committee
■
Establish executive compensation philosophy

■
Approve incentive compensation programs and determine performance expectations for AIP and LTIP

■
Approve all compensation actions for the NEOs, other than the CEO, including base salary, AIP targets and actual payouts, and LTIP targets, grants and earned awards

■
Recommend to the independent directors of the Board compensation actions for the CEO, including base salary, AIP targets and actual payouts, and LTIP targets, grants and earned awards

All Independent Board Members	■ Assess performance of the CEO ■ Approve all compensation actions for the CEO, including base salary, AIP targets and actual payouts, and LTIP targets, grants and earned awards
Chief Executive Officer
■
Provide compensation recommendations for the NEOs (other than the CEO) to the CLDC; review, analysis, and final approval of compensation actions are made solely by the CLDC

■
Make recommendations based on the CEO’s personal review of each NEO’s performance, job responsibilities, and importance to the Company’s overall business strategy, as well as the Company’s executive compensation philosophy

■
In consultation with the CFO, recommend AIP and LTIP metrics and targets to the CLDC

Independent Consultant to the Compensation and Leadership Development Committee
■
Provide independent advice, research, and analytical services on a variety of subjects, including compensation of executive officers and executive compensation trends

■
Participate in meetings as requested and communicate with the CLDC Chair between meetings

■
Evaluate executive compensation policies and guidelines and provide analysis compared to best practices in the industry

■
Is engaged by, and reports directly to, the CLDC

Independent Compensation Consultant
The CLDC conducted a review of its independent compensation consultant. Five organizations were invited to submit a proposal to provide support to the CLDC. The five organizations included Willis Towers Watson (WTW) as the incumbent consultant since April 2017.
The rigorous review resulted in Farient Advisors being chosen as the consultant in July. Farient was chosen based on the skills of their proposed team, executive compensation thought leadership, sound governance practices, industry knowledge, and history of successful engagement with proxy advisors.
Farient is engaged by and reports directly to the CLDC, which may replace the consultant or hire additional advisors at any time. The CLDC and the other independent directors of Chemours’ Board are the sole decision makers for compensation of executive officers. The CLDC has assessed the independence of both Willis Towers Watson and Farient Advisors and concluded that their work does not raise any conflict of interest.
Farient Advisors provides a variety of consulting services to the CLDC. These services include but are not limited to, benchmarking market pay practices, sharing compensation best practices, providing competitive pay reviews, supporting
2023 Proxy Statement	36

Executive Compensation Decision Making(continued)
the review of the executive compensation philosophy, reviewing the disclosure of the executive compensation programs in the proxy statement, sharing market trends, opining on incentive plan design and target setting, recommending compensation peer group(s) and providing legislative and regulatory updates.
Compensation Peer Group Selection and Competitive Positioning
In making compensation decisions, the CLDC considers competitive market data from a compensation peer group of companies as one of several reference points. Compensation peer group data is supplemented with broader chemical industry and general industry data. The CLDC reviews the composition of the compensation peer group annually to ensure that it remains suitable and appropriate.
The selection of the compensation peer group is composed of publicly-traded U.S. based companies with similar scale, revenue (generally 0.5x to 4x), commodity, diversified and specialty chemicals industries, and business characteristics reflecting Chemours’ current state and strategic direction.
The above criteria shifted slightly from previous years. At the recommendation of Farient, market capitalization has been removed, the revenue range was expanded, and greater emphasis was placed on the industry and business to business model. The CLDC approved these changes, specifically agreeing to the expansion of revenue in part based on the market data regression approach used by Farient. Market data regression adjusts market points to reflect Chemours’s revenue. Thus, data from organizations that are smaller or larger than Chemours is adjusted to better reflect market conditions for the Company’s revenue size.
Based on the above criteria, in October the CLDC chose to make changes to the compensation peer group with the assistance of Farient. The change resulted in Dupont de Nemours, Inc., Element Solutions Inc., and H.B. Fuller Company being added to the compensation peer group. Ashland Global Holdings Inc., PPG Industries, Inc., RPM International Inc., and The Sherwin-Williams Company were removed from the compensation peer group. The CLDC confirmed the changes in peers had little impact on the executives’ market pay positions.
For decisions made prior to the approval of the adjusted compensation peer group in October 2022, the group consisted of the following companies:

Albemarle Corporation	PPG Industries, Inc.
Ashland Global Holdings Inc.	RPM International Inc.
Avient Corporation	The Sherwin-Williams Company
Cabot Corporation	Trinseo S.A.
Celanese Corporation	Tronox Limited
Eastman Chemical Company	Venator Materials PLC
Huntsman Corporation	Westlake Chemical Corporation
Olin Corporation
2023 Proxy Statement	37

Executive Compensation Decision Making(continued)
For compensation decisions made after the adjusted compensation peer group was approved in October 2022, the group consists of the following companies:

Albemarle Corporation	H.B. Fuller Company
Avient Corporation	Huntsman Corporation
Axalta Coating Systems Ltd.	Olin Corporation
Cabot Corporation	Trinseo PLC
Celanese Corporation	Tronox Holdings PLC
Dupont de Nemours, Inc.	Venator Materials PLC
Eastman Chemical Company	Westlake Chemical Corporation
Element Solutions Inc.
2023 Proxy Statement	38

2022 Executive Compensation Highlights
Mark Newman — President and CEO
Mark Newman’s compensation was adjusted to reflect his impact as the President and CEO in 2021 and further aligned his compensation to the marketplace median in accordance with the Company’s executive compensation philosophy. His compensation was recommended by the CLDC, with the support of the Committee’s independent compensation consultant and was approved by the Board of Directors. Mr. Newman’s base salary was increased to $1,000,000, his AIP target increased to $1,300,000 (130% of base salary) and his LTIP target increased to $5,100,000. The LTIP grant was made in March in accordance with the annual grant process: 50% PSUs, 40% NQSOs, and 10% RSUs. Mr. Newman’s full year TDC is now $7,400,000.
The Board considered the following factors when determining his compensation:
■
Overall experience in the role

■
Chemours’ financial performance

■
Mr. Newman’s individual performance

■
Compensation provided to CEOs of peer organizations

	2021	2022
Base Salary	$975,000	$1,000,000
Target AIP Opportunity	$1,170,000 (120% of salary)	$1,300,000 (130% of salary)
Target LTI Opportunity (Grant Value)	$4,300,000	$5,100,000
Target Total Direct Compensation	$6,445,000	$7,400,000
Mr. Newman’s actual 2022 short-term incentive award earned was $1,024,400 (78.8% of target) based on Chemours’ performance against AIP targets reflected earlier. Mr. Newman’s total LTIP opportunity was delivered in PSUs, NQSOs, and RSUs, as described above.
2022 Base Salaries of the Other Named-Executive Officers (NEOs)
Base salaries for the NEOs are intended to be competitive with the market and attract and retain the executive talent needed to successfully execute the strategy. The CLDC reviews base salaries for NEOs annually. The NEOs’ base salaries reflect the scope of their responsibilities, experience, performance, and external market competitiveness. Base salaries represent approximately 30% of overall compensation.
After considering external market pay data, internal equity and performance, the CLDC approved a base salary increase for Mr. Sparks to $575,000 (an increase of 4.5%), Ms. Bellezza to $465,000 (an increase of 3.3%) and Ms. Dignam to $465,000 (an increase of 3.3%). Messrs. Ralhan and Shelton’s base salaries remained the same.
NEO	BASE SALARY AS OF DECEMBER 31, 2021	BASE SALARY AS OF DECEMBER 31, 2022
Sameer Ralhan	$625,000	$625,000
Edwin Sparks	$550,000	$575,000
Alisha Bellezza	$450,000	$465,000
Denise Dignam	$450,000	$465,000
David Shelton	$500,000	$500,000
2023 Proxy Statement	39

2022 Executive Compensation Highlights(continued)
Annual Incentive Plan (AIP)
Chemours’ AIP is designed to reward executives for achieving and exceeding annual performance goals. Under the AIP, each NEO has a target annual incentive opportunity, expressed as a percentage of base salary. Incentive targets are determined based on the CLDC’s review of compensation peer group practices, chemical industry data from proprietary third-party surveys, and the position and scope of responsibilities of each NEO. Incentive targets are reviewed annually in the first quarter of the year. Ms. Bellezza and Ms. Dignam’s AIP targets increased to 75% to further align to market norms. All other NEOs’ AIP targets remained unchanged for 2022.
The following table summarizes 2022 AIP target percentages:
NEO	BONUS TARGET AS OF DECEMBER 31, 2021	BONUS TARGET AS OF DECEMBER 31, 2022
Sameer Ralhan	80%	80%
Edwin Sparks	75%	75%
Alisha Bellezza	65%	75%
Denise Dignam	65%	75%
David Shelton	70%	70%
Incentive Formula
Actual cash annual incentive awards for NEOs in 2022 were determined using the formulas shown below. The calculation of award payments for each NEO was determined based on Chemours’ financial and ESG performance or a combination of Chemours’ financial and ESG performance and business segment financial performance. There is no individual performance component for NEOs in the AIP. The CLDC may only use its discretion to reduce payout.
The AIP awards for Messrs. Newman, Ralhan, and Shelton were determined as follows:
The AIP awards for Mr. Sparks, Ms. Bellezza, and Ms. Dignam were determined as follows.
(1)
Chemours Company-wide metrics

(2)
Mr. Sparks’ results were specific to the TT business segment. Ms. Bellezza’s results were specific to the TSS business segment. Ms. Dignam’s results were specific to the APM business segment.

Performance Measures
The CLDC maintained its focus on aligning management’s incentive to the interests of the shareholders. Once again, for 2022, for Chemours as a whole, the financial metrics were Adjusted EBITDA and Free Cash Flow. Management and the CLDC believe these measures reinforced the importance of earnings and cash generation to the achievement of Chemours’ objectives, as well as their importance to shareholders.
2023 Proxy Statement	40

2022 Executive Compensation Highlights(continued)
The CLDC approved adjustments to the financial metrics that impacted Ms. Bellezza (TSS). The CLDC approved the inclusion of both business segment Revenue (25%) and Adjusted EBITDA (20%) in the TSS plan. The CLDC made these adjustments to reinforce the importance of these critical metrics as the Company pivots to growth while continuing its focus on a sustainable future. Revenue and Adjusted EBITDA replaced Opteon™ Variable Contribution Increase in the plan. Additionally, the weight attributed to the TSS Free Cash Flow metric was reduced to 20% to accommodate this change.
The AIP metrics and weights remained the same for all other NEOs.
While maintaining the same financial metrics as in 2021, the CLDC tightened the Company’s Adjusted EBITDA target range to 85%-115% (from 80%-120%). The adjustment was made to align more closely with the Company’s risks and opportunities, analyst estimates, and industry benchmarks.
Finally, consistent with the Company’s bold Corporate Responsibility goals (CRC), the CLDC maintained our leading position by including ESG metrics in the plan. The CLDC continued to evaluate the best metrics to drive progress against the Company’s 10x2030 CRC. In 2022, gender diversity continued to be a focus, and the CLDC added a success measure for a critical green-house gas (GHG) emissions reporting system implementation (xOvertime (xOT)). Furthermore, the maximum bonus opportunity for the ESG metric was expanded from 150% to 200%. The adjustment was made after careful consideration of the risk and opportunities associated with this metric as well as incentive plan norms. That adjustment raised the maximum bonus opportunity for the NEOs from 192.5% to 200%.
The following reflects the weightings for each metric:
CHEMOURS — AIP for Messrs. Newman, Ralhan, and Shelton	WEIGHT
Chemours ESG	15.0%
Chemours Free Cash Flow	42.5%
Chemours Adjusted EBITDA	42.5%
TITANIUM TECHNOLOGIES — AIP for Mr. Sparks	WEIGHT
Chemours ESG	15.0%
Chemours Free Cash Flow	20.0%
Business Segment Free Cash Flow	20.0%
Business Segment EBITDA	20.0%
Business Segment Market Share	25.0%
THERMAL AND SPECIALIZED SOLUTIONS — AIP for Ms. Bellezza	WEIGHT
Chemours ESG	15.0%
Chemours Free Cash Flow	20.0%
Business Segment Revenue	25.0%
Business Segment Free Cash Flow	20.0%
Business Segment Adjusted EBITDA	20.0%
2023 Proxy Statement	41

2022 Executive Compensation Highlights(continued)
ADVANCED PERFORMANCE MATERIALS — AIP for Ms. Dignam	WEIGHT
Chemours ESG	15.0%
Chemours Free Cash Flow	20.0%
Business Segment Revenue	25.0%
Business Segment Free Cash Flow	20.0%
Business Segment Adjusted EBITDA	20.0%
Adjusted EBITDA was defined as income (loss) before interest, income taxes, depreciation and amortization excluding the following items: non-operating pension and other postretirement employee benefit costs, exchange gains (losses) included in other income (expense), net, restructuring, asset-related, and other charges, gains (losses) on sale of assets and business, and other items not considered indicative of ongoing operations and expected to occur infrequently during the Performance Period, which, for purposes of AIP, also excludes adjustments to income, expenses and losses not budgeted resulting from acquisitions, dispositions, regulatory actions and legal settlements.
Free Cash Flow was defined as Cash Flows from Operations less purchases of property, plant and equipment as disclosed in the Company’s Cash Flow statement. Business segment Free Cash Flow is defined as Adjusted EBITDA plus the delta of the change in Working Capital minus capital expenditures. Working Capital equals Accounts Receivable plus Inventory minus Accounts Payable. Unknown impacts of changes to U.S. GAAP accounting and tax policy changes, or other items not considered indicative of ongoing operations during the performance period were excluded from this calculation during the Performance Period, including cash impact of unbudgeted items resulting from acquisitions, dispositions, regulatory actions and legal settlements.
Business Revenue was defined as sales to external customers as defined by Accounting Standards Codification (ASC) 606, revenue from contracts with customers.
TT market share or TT MNC market share was determined based on our total pigment revenue market share as a percentage of market share of all multi-national competitors (Kronos, Tronox, Venator and Chemours).
ESG metrics included improving gender diversity in our global workforce and completing steps to implement GHG reporting (xOvertime) with a focus on critical sites that comprise a significant amount of the Company’s emissions. Both elements of the ESG metric were equally weighted.
The chart below shows the 2022 AIP performance targets, ranges and results approved by the CLDC. Performance targets were set and approved in early 2022 and were consistent with the Company’s budget for 2022, which incorporated considerations of potential opportunities and risks associated with external business and market conditions. Targets for each of the performance measures were set at levels considered challenging, motivational, and competitive. The performance range was determined using external guidance, historical performance, and expectations as guardrails. Threshold was considered the level of performance that warranted the minimum payout, and the maximum defined the level of performance considered exceptional.
Based on 2022 financial and ESG results, the 2022 Chemours AIP payouts were Corporate 78.8%, TT 59.7%, TSS 152.2%, and APM 127% of target.
2023 Proxy Statement	42

2022 Executive Compensation Highlights(continued)
Dollars are in millions
Corporate AIP — Messrs. Newman, Ralhan, and Shelton
MEASURE	THRESHOLD(1)	TARGET	MAXIMUM(2)	ACTUAL	WEIGHTED FUNDING RESULT
Consolidated Adjusted EBITDA	$1,177	$1,421	$1,674	$1,361	40.0%
Consolidated Free Cash Flows	$372	$539	$745	$441	31.3%
ESG Metric — Y/Y Gender Diversity Increase	0.64%	0.77%	0.90%	0.08%	0.0%
ESG Metric — GHG Reporting Implementation (xOvertime)	18	21	41	21	7.5%
					78.8%
Titanium Technologies AIP — Mr. Sparks
MEASURE	THRESHOLD(1)	TARGET	MAXIMUM(2)	ACTUAL	WEIGHTED FUNDING RESULT
Consolidated Free Cash Flows	$372	$539	$745	$441	14.7%
ESG Metric — Y/Y Gender Diversity Increase	0.64%	0.77%	0.90%	0.08%	0.0%
ESG Metric — GHG Reporting Implementation (xOvertime)	18	21	41	21	7.5%
TT MNC Market Share	32.8%	34.2%	35.6%	34.9%	37.5%
TT Adjusted EBITDA	$750	$906	$1,067	$601	0.0%
TT Free Cash Flows	$587	$708	$834	$494	0.0%
					59.7%
Thermal and Specialized Solutions AIP — Ms. Bellezza
MEASURE	THRESHOLD(1)	TARGET	MAXIMUM(2)	ACTUAL	WEIGHTED FUNDING RESULT
Consolidated Free Cash Flows	$372	$539	$745	$441	14.7%
ESG Metric — Y/Y Gender Diversity Increase	0.64%	0.77%	0.90%	0.08%	0.0%
ESG Metric — GHG Reporting Implementation (xOvertime)	18	21	41	21	7.5%
TSS Revenue	$1,229	$1,356	$1,487	$1,679	50.0%
TSS Adjusted EBITDA	$339	$409	$482	$603	40.0%
TSS Free Cash Flows	$292	$352	$415	$534	40.0%
					152.2%
2023 Proxy Statement	43

2022 Executive Compensation Highlights(continued)
Advanced Performance Materials AIP — Ms. Dignam
MEASURE	THRESHOLD(1)	TARGET	MAXIMUM(2)	ACTUAL	WEIGHTED FUNDING RESULT
Consolidated Free Cash Flows	$372	$539	$745	$441	14.7%
ESG Metric — Y/Y Gender Diversity Increase	0.64%	0.77%	0.90%	0.08%	0.0%
ESG Metric — GHG Reporting Implementation (xOvertime)	18	21	41	21	7.5%
APM Revenue	$1,322	$1,458	$1,599	$1,618	50.0%
APM Adjusted EBITDA	$259	$313	$369	$367	39.0%
APM Free Cash Flows	$128	$155	$182	$141	15.8%
					127.0%

(1)
Represents the minimum level of performance required to earn any incentive for this component of the 2022 AIP. Performance below this level would not result in a payout for the performance measure.

(2)
Represents the highest level of performance at which maximum payout under the 2022 AIP is earned. Achievement of performance above this level would not result in a greater payout for the performance measure.

Based on the actual performance achieved, the following AIP awards for each NEO were approved:
NEO	BONUS TARGET AS OF DECEMBER 31, 2022	BASE SALARY AS OF DECEMBER 31, 2022	ACTUAL ANNUAL INCENTIVE
Mark Newman	130%	$1,000,000	$1,024,400
Sameer Ralhan	80%	$625,000	$394,000
Edwin Sparks	75%	$575,000	$257,456
Alisha Bellezza	75%	$465,000	$530,798
Denise Dignam	75%	$465,000	$442,913
David Shelton	70%	$500,000	$275,800
Long-Term Incentive Plan (LTIP)
Chemours provides long-term incentive compensation to tie the NEOs’ interests with the interests of shareholders and the creation of long-term, sustained value. The CLDC views these incentives as a critical element of the executive compensation program.
The CLDC reviewed the long-term incentive target opportunities for all NEOs and adjusted Mr. Ralhan’s, Mr. Sparks’, Ms. Bellezza’s, and Ms. Dignam’s targets as reflected in the following table and as discussed above in the “2022 Executive Compensation Highlights”.
NEO	LONG TERM INCENTIVE TARGET AS OF DECEMBER 31, 2021	LONG TERM INCENTIVE TARGET AS OF DECEMBER 31, 2022
Sameer Ralhan	$1,200,000	$1,625,000
Edwin Sparks	$900,000	$1,100,000
Alisha Bellezza	$400,000	$550,000
Denise Dignam	$450,000	$550,000
David Shelton	$950,000	$950,000
2023 Proxy Statement	44

2022 Executive Compensation Highlights(continued)
The CLDC strongly believes in focusing management on performance. It demonstrated this belief by once again approving an LTIP award mix that was 90% performance-based, consisting of PSUs and NQSOs, which increase in value when the Company’s share price increases. The remaining 10% of the plan was awarded via time-based RSUs.
PSU Awards (50% of LTI Target Award)
Fifty percent of the NEO’s LTIP award was delivered through PSUs. The PSUs were earned and vested based on the achievement of Adjusted Net Income and Free Cash Flow Conversion objectives, which are determined at the time of grant. Relative TSR served as a modifier ranging from 50% to 150% based on total shareholder return rank versus Chemours’ compensation peer group. The 2022-2024 PSU plan will be measured over a three-year cumulative period. The 2022-2024 LTIP design is consistent with the LTIP design approved and in place since 2020. PSU performance is approved by the CLDC following the three-year performance period, and will vest in first quarter of 2025.
As in prior years, the PSU portion of Chemours’ LTIP consisted of overlapping cycles, with a new equity award each year. Each participant receives a grant at the beginning of each three-year cycle.
Non-Qualified Stock Options (40% of LTIP Target Award)
The use of stock options provides clear and direct alignment with shareholder interests as they have value only if the price of Chemours’ stock at the time of exercise exceeds the stock price on the date of grant. As a result, stock option grants encourage executives to focus on behaviors and initiatives that support sustained long-term stock price appreciation. The stock options vest in equal annual installments over three years from the grant date and have a ten-year term.
Restricted Stock Units (10% of LTIP Target Award)
The mix of equity award types continues to include RSUs with vesting tied to continued service. RSUs represents 10% of the long-term incentive plan mix. The plan supports a strong performance orientation and long-term retention of talent to drive the Company strategy. The RSUs vest in equal annual installments over three years from the grant date.
PSU Financial Metrics and Modifier
Performance goals are designed to challenge management to deliver higher performance and are aligned with delivering shareholder value. The use of Adjusted Net Income is an important indicator of success in delivering for shareholders. Free Cash Flow Conversion is critical to Chemours’ ability to invest and manage assets that deliver the greatest return. In setting these objectives, the CLDC considers how the achievement of goals may be affected by competitive and/or economic conditions over the three-year period.
Relative TSR remained a modifier ranging from 50% to 150% based on stock performance relative to the compensation peer group.
The initial payout range of the PSUs is 0% to 200% depending on Chemours’ achievement versus the Adjusted Net Income and Free Cash Flow Conversion metrics. Only when exceptional rTSR rank is achieved, defined as greater than 75th percentile, can plan achievement exceed 200%. The 2022-2024 PSU Award performance period, January 1, 2022, through December 31, 2024, consists of one, cumulative three-year measurement period.
2023 Proxy Statement	45

2022 Executive Compensation Highlights(continued)
ADJUSTED NET INCOME		FREE CASH FLOW CONVERSION
PERIOD	WEIGHTING	PERIOD	WEIGHTING
Cumulative FY2022 – FY2024	50%	Average FY2022 – FY2024	50%

Adjusted Net Income
Adjusted Net Income is defined as Net Income, as reported in the Company’s Annual Report on Form 10-K, adjusted in a manner consistent with Adjusted EBITDA, except interest expense, depreciation, amortization, and certain provision for (benefit from) income tax amounts.
Free Cash Flow Conversion
Free Cash Flow Conversion is defined as Cash Flows from Operations less purchases of property, plant and equipment as disclosed on the Company’s Cash Flow statement divided by Adjusted EBITDA. Adjusted EBITDA was defined as income (loss) before interest, income taxes, depreciation and amortization excluding the following items: non-operating pension and other postretirement employee benefit costs, exchange gains (losses) included in other income (expense), net, restructuring, asset-related, and other charges, gains (losses) on sale of assets and business, and other items not considered indicative of ongoing operations and expected to occur infrequently during the Performance Period, which, for this purpose, also excludes adjustments to income, expenses and losses not budgeted resulting from acquisitions, dispositions, regulatory actions and legal settlements. Subject to Board approval, this Free Cash Flow Conversion calculation will be adjusted to reflect the increase in actual amount spent on purchases of property, plant and equipment in excess of 5%, from the amount contemplated in the three-year business plan, used for compensation plan purposes.
Chemours believes disclosing specific targets while the applicable performance period is ongoing could cause competitive harm. However, such targets will be disclosed once the applicable performance periods have ended as part of our discussion and analysis of awards earned by the NEOs.
Relative TSR (rTSR)
Relative TSR is used as a modifier to promote alignment with shareholder interests. Relative TSR for the 2022- 2024 PSU Award will be measured at the end of the three-year period against the compensation peer group in place as of January 1, 2022. The modifier is defined as the change in the Company’s stock price plus dividends paid and assumed to be reinvested on the ex-dividend date during the period, divided by beginning stock price, compared on a percentile basis to the same change with respect to a peer group.
rTSR = (((Current Stock Price — Previous Stock Price) + Dividends) ÷ Previous Stock Price)
For the purpose of calculating rTSR, the Company’s beginning stock price will be the closing stock price averaged over the 20 trading days ending on the trading day before the start of the performance period and the ending stock price will be the closing stock price, inclusive of reinvested dividends, averaged over the 20 trading days ending with the last trading day within the performance period.
For purposes of calculating the appropriate earned percentile, any companies that are in the peer group at the beginning of the performance period that are no longer separate publicly traded companies due to merger, acquisition, or buyout shall be disregarded. Companies that are no longer publicly traded due to insolvency or bankruptcy will be included at the lowest performance ranking. For purposes of calculating the earned percentile, the Company will be considered a member of the compensation peer group.
TSR MODIFIER	<P25	>=P25 TO <P40	>=P40 TO <P60	>=P60 TO <=P75	>P75
Relative TSR to Peer Group	0.5	0.75	1	1.25	1.5

2023 Proxy Statement	46

2022 Executive Compensation Highlights(continued)
2022 LTI Awards
Awards to the NEOs under the 2022 long-term incentive program were granted on March 1, 2022 and were as follows:
NEO	2022 TARGET LTI AWARD VALUE	SHARE EQUIVALENT VALUE OF TARGET PSUS ON GRANT DATE	TARGET NUMBER OF PSU AWARDS(1)	GRANT DATE FAIR VALUE OF RSUS	NUMBER OF RSUS GRANTED	GRANT DATE FAIR VALUE OF STOCK OPTIONS	NUMBER OF STOCK OPTIONS GRANTED(2)
Mark Newman	$5,100,000	$2,549,989	98,152	$509,987	19,630	$2,039,991	206,268
Sameer Ralhan	$1,625,000	$812,499	31,274	$162,479	6,254	$649,991	65,722
Edwin Sparks	$1,100,000	$549,997	21,170	$109,999	4,234	$439,996	44,489
Alisha Bellezza(3)	$550,000	$274,998	10,585	$554,985	21,362	$219,993	22,244
Denise Dignam	$550,000	$274,998	10,585	$55,000	2,117	$219,993	22,244
David Shelton	$950,000	$474,992	18,283	$94,983	3,656	$379,994	38,422

(1)
The number of PSUs awarded was determined by dividing the dollar target value for each NEO by the closing price for Chemours common stock on grant date and rounding down to the nearest whole share. The closing price of Chemours common stock was $25.98 on March 1, 2022.

(2)
The number of stock options awarded was determined based on the Black-Scholes value. The Black- Scholes value of an option was $9.89 on March 1, 2022. The exercise price of the options was equal to the closing price of Chemours common stock on the grant date. The closing price of Chemours common stock was $25.98 on March 1, 2022.

(3)
In addition to her annual grant, Ms. Bellezza received a one-time retention grant of  $500,000 in RSUs, which will cliff vest in 2025.

2020-2022 PSU Award Results
In the 2020-2022 Long-Term Incentive Plan (LTIP), PSU equity awards earned 214% of target value. During the three-year performance period, the Company faced the challenges presented by COVID-19 and took quick actions to drive cost savings and free cash flow generation and then showed the agility to respond to the recovery curve, achieving several record production and revenue milestones. Over the three-year period, the Company managed the inflationary and geo-political pressures on raw materials and other costs to drive strong earnings and free cash flow generation. During that period, the TSS and APM segments were formed, grew their franchises, and delivered products that advanced the world’s demand for sustainable and responsible solutions. At the same time, TT’s TVS strategy translated into better business partnerships through the performance period that were in line with the strategy to deliver greater earnings and free cash flow stability. The organization’s strong business results in Free Cash Flow Conversion and Adjusted Net Income during the three-year period combined with top-quartile Total Shareholder Return relative to the compensation peer group (rTSR) drove above target compensation for the 2020-2022 LTIP.
Adjusted Net Income aligned closely to expectations with a performance and corresponding payment of 85%. Free Cash Flow Conversion exceeded expectations which resulted in a payment of 200% of target. The blended outcome for the financial metrics was 143%.
During the three-year period, Chemours delivered rTSR at the 88th percentile for the peer group resulting in the number of PSUs earned being increased by 150%. Only when exceptional rTSR rank is achieved, defined as greater than the 75th percentile, can plan achievement exceed 200%.
The tables below detail performance against each measure:
METRIC	METRIC WEIGHT	2020 ACTUAL	2021 ACTUAL	2022 ACTUAL	CUMULATIVE	% ATTAINMENT	ACHIEVEMENT WITH PAY CURVE APPLIED
Adj. Net Income	50%	329	691	812	1,832	85%	43%
FCF Conversion	50%	61.4%	51.2%	31.8%	46.0%	200%	100%
						Weighted Outcome	143%
2023 Proxy Statement	47

2022 Executive Compensation Highlights(continued)
Relative TSR is a modifier that is applied to the outcome of Adjusted Net Income and Free Cash Flow Conversion.
<P25	>=P25 TO <P40	>=P40 TO <P60	>=P60 TO <=P75	>P75	ACHIEVEMENT
0.5	0.75	1	1.25	1.5	150%

The performance peer group is comprised of the following companies:

Albemarle Corporation	Eastman Chemical Co.	The Sherwin-Williams Company
Ashland Global Holdings Inc.	Huntsman Corporation	Trinseo S.A.
Avient Corporation(1)	Olin Corporation	Tronox Holdings Plc
Axalta Coating Systems Ltd	PPG Industries Inc.	Venator Materials Plc
Cabot Co.	RPM International	Westlake Chemical Corp.
Celanese Corporation

(1)
Formally known as PolyOne Corporation

The table below shows the target number of PSUs granted in 2020 and the actual number of PSUs earned, including dividends.
NEO(1)	SHARED GRANTED IN 2020	ACHIEVEMENT	EARNED SHARE AWARD
Mark Newman	62,370	214%	147,540
Sameer Ralhan	41,580	214%	98,360
Edwin Sparks	33,264	214%	78,688
David Shelton	39,501	214%	93,442

(1)
Ms. Bellezza and Ms. Dignam did not participate in the 2020-22 LTIP and did not receive PSUs for that performance period.

2023 Proxy Statement	48

Company Sponsored Employee Benefits
The Company offers its NEOs health, welfare and retirement plan benefits consistent with all other U.S. based employees. Additional elements specific to the executive compensation program include nonqualified retirement benefit plans, reimbursement of financial planning and income tax preparation services, and change-in-control benefits.
The Non-qualified Retirement Savings Restoration Plan (RSRP)
The RSRP is a nonqualified defined contribution plan that restores benefits above the Internal Revenue Code limits for tax-qualified retirement plans to be consistent with those provided to other eligible employees.
Each year during the enrollment window, eligible employees can elect to defer 1-6% of compensation. The deferral elections are effective when the participant’s year-to-date compensation exceeds the IRS annual compensation limit ($305,000 for 2022). Compensation for RSRP purposes consists of base salary and AIP payments. Chemours provides a company-matching contribution equal to 100% of the first 6% of the NEO’s deferral amount. In addition, and entirely at its discretion, the Company may make non-elective contributions to the RSRP.
Employee and matching contributions are always 100% vested. Non-elective contributions are vested upon completion of three years of service. The NEOs are 100% vested in their deferrals and related investment experience.
The Non-Qualified Management Deferred Compensation Plan (MDCP)
Under the MDCP, a nonqualified elective deferred compensation plan, participants may defer base salary, AIP, and certain incentive plan awards until a later date. Each year during the enrollment window eligible employees can elect to defer: 1-60% of  “base salary” and/or 1-60% of the annual incentives. Additionally, corporate officers may elect to defer settlement of their equity awards (i.e., RSUs and/or PSUs). NEOs are 100% vested in their deferrals and related investment experience.
Financial Planning and Income Tax Preparation Benefit
NEOs are eligible to receive reimbursement up to $15,000 per calendar year for financial planning and income tax preparation services provided to them by the financial services professional(s) of their choosing. This benefit is intended to enhance understanding and appreciation of company-sponsored compensation and benefit programs, and also emphasize the link between company financial outcomes and executive financial wellness. Amounts reimbursed will be imputed as income to the eligible executive in accordance with IRS regulations.
Change-in-Control Severance Benefits
To ensure that executives remain focused on Chemours’ business during a period of uncertainty, the Company maintains a change-in-control severance plan for NEOs. For any benefits to be earned, a change in control must occur and the executive’s employment must be terminated within two years following the change in control, either by Chemours without cause or the executive for good reason (often called a “double trigger”). The plan does not provide tax gross-ups. For additional information, see “Executive Compensation — Potential Payments upon Termination or Change-in-Control.”
Benefits provided under the change-in-control severance plan include:
■
A lump sum cash payment of two times (three times for the CEO) the sum of the NEO’s base salary and target AIP;

■
A lump sum cash payment equal to the pro-rated portion of the NEO’s AIP target for the year of termination; and

■
Continued health and dental benefits, financial counseling and tax preparation, and outplacement services for up to two years (three years for the CEO) following the date of termination.

The change-in-control severance plan also includes 12-month (18-month for the CEO) non-competition and non-solicitation covenants, non-disparagement, and confidentiality provisions.
2023 Proxy Statement	49

Other Required Disclosures
COMPENSATION AND RISK
Management reviewed its executive and non-executive compensation programs and, in concurrence with the CLDC’s independent compensation consultant, determined that none of its compensation programs encourages or creates excessive risk-taking, and none are reasonably likely to have a material adverse effect on the Company.
In conducting this assessment, the components and design features of executive and non-executive plans and programs were analyzed. A summary of the findings of the assessment was provided to the CLDC. Overall, the CLDC concluded that (1) the Company’s executive compensation programs provide a mix of awards with performance criteria and design features that mitigate potential excessive risk taking and (2) non-executive employee compensation programs are appropriately balanced between fixed and variable compensation and do not encourage excessive risk taking. The CLDC also considered its payout caps or limits, stock ownership guidelines, and clawback policy as risk mitigating features of its executive compensation program.
Payout Limitations or Caps
In 2022, the bonus opportunity for the ESG metric was expanded from 150% to 200%. The adjustment was made after careful consideration of the risk and opportunities associated with this metric as well as incentive plan norms. This adjustment raised the maximum bonus opportunity for the NEOs from 192.5% to 200%.
PSU awards are capped at 250% of target. 250% can only be earned when rTSR exceeds the 75th percentile. In all other circumstances, the maximum payout is 200% of target.
Stock Ownership Guidelines
To further support the goal of achieving a strong link between shareholder and executive interests, the Company maintains stock ownership guidelines to require executive share ownership of a value equal to a specified multiple of base pay. Executives have five (5) years from the date they become subject to the guidelines to reach their respective ownership requirements. Until the ownership requirement is satisfied, 100% of the net shares realized from exercise or vesting of stock-based awards must be retained. Stock ownership guidelines are as follows:
MULTIPLE OF BASE SALARY	2022 TARGET
CEO	5.0x
Other NEOs	3.0x

All applicable NEOs have satisfied or are on track to satisfy those guidelines.
Incentive Compensation Clawback Policy
Our incentive compensation clawback policy covers current and former employees who have received incentive-based compensation. Under the policy, if a grantee engages in misconduct, the grantee forfeits any right to receive future incentive awards and we may demand repayment of awards or cash payments already received, including repayment, where the award or cash payment was predicated upon the achievement of financial results that were subsequently the subject of a restatement as a result of misconduct by the grantee.
Events that may trigger the clawback policy include the grantee’s employment or service being terminated for cause, the breach of a non-compete or confidentiality covenant, and management’s determination, after review and consultation with the Audit Committee, that as a result of fraud or misconduct we are required to prepare an accounting restatement due to material noncompliance with financial reporting requirements, if the CLDC has determined that the grantee knew about the material noncompliance or the circumstances that gave rise to such noncompliance and failed to take reasonable steps to bring it to the attention of appropriate individuals within the company or knowingly materially contributed to the circumstances that enabled the material noncompliance to occur.
2023 Proxy Statement	50

Other Required Disclosures(continued)
Additionally, if management determines, after review and consultation with the Audit Committee, that we are required to prepare an accounting restatement due to material noncompliance for reasons not related to fraud or misconduct, with any financial reporting requirements, we may demand repayment of awards or cash payments already received by a grantee, including repayment where the award or cash payment was predicated upon the achievement of certain financial results that were subsequently the subject of a restatement.
The policy is administered and enforced by the CLDC, and it is intended to comply with, and will be deemed automatically amended to comply with, Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, as it may be amended from time to time, and any related rules or regulations promulgated by the Securities and Exchange Commission (SEC) or the New York Stock Exchange. Any such amendment will be effective when necessary to comply with Section 10D of the Exchange Act of 1934, as amended.
With support of the independent compensation consultants and external counsel, we continue to evaluate this policy to ensure compliance with the final SEC rules.
RESTRICTIONS ON HEDGING AND SIMILAR TRANSACTIONS
The Company has a policy that prohibits executive officers and directors from engaging in the following types of transactions with respect to Chemours’ stock: hedging transactions, pledging securities, short sales, derivative transactions, margin accounts, and short-term trading.
2023 Proxy Statement	51

Other Required Disclosures(continued)
MANDATORY COMPENSATION DISCLOSURES
SUMMARY COMPENSATION TABLE
The following table sets forth information concerning the total compensation earned by the NEOs during fiscal years 2022, 2021, and 2020.
NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)	BONUS ($)	STOCK AWARDS ($)(1)(2)	OPTION AWARDS ($)(3)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)(4)	CHANGE IN PENSION VALUE AND NONQUALIFIED AND DEFERRED COMPENSATION EARNINGS ($)	ALL OTHER COMPENSATION ($)(5)	TOTAL ($)
Mark Newman President and Chief Executive Officer	2022	995,833		3,464,363	2,039,991	1,024,400	—	145,764	7,670,351
	2021	837,500		1,879,997	1,159,987	1,611,000	168,559	49,185	5,706,228
	2020	678,462		1,069,022	599,997	557,298	93,426	90,691	3,088,896
Sameer Ralhan Senior Vice President, Chief Financial Officer	2022	625,000		1,103,826	649,991	394,000	—	67,940	2,840,757
	2021	616,667		786,684	479,993	895,000	96,908	38,400	2,913,652
	2020	575,000		1,712,679	399,997	406,916	55,937	48,740	3,199,269
Edwin Sparks President, Chemical Solutions and Titanium Technologies	2022	570,833		747,216	439,996	257,456	—	77,659	2,093,160
	2021	546,058		590,026	359,992	734,250	30,483	41,521	2,302,329
	2020	537,500		2,070,143	319,998	327,938	25,984	56,980	3,338,542
Alisha Bellezza President, Thermal & Specialized Solutions	2022	462,500		873,593	219,993	530,798	—	74,398	2,161,282
	2021
	2020
Denise Dignam President, Advanced Performance Materials	2022	462,500		373,608	219,993	442,913	—	71,650	1,570,664
	2021
	2020
David Shelton Senior Vice President, General Counsel and Corporate Secretary (January – September)	2022	500,000		645,301	379,994	275,800	—	69,842	1,870,937
	2021	500,000		1,122,778	379,992	626,500	142,182	44,400	2,815,852
	2020	498,077		677,047	379,999	309,610	108,889	60,461	2,034,083

(1)
Represents the aggregate grant date fair value of PSUs and RSUs computed in accordance with FASB ASC Topic 718. The grant date fair value of each PSU granted to NEOs in 2022, taking into account the estimated probable outcome of the performance conditions, was determined to be $30.10 on March 1, 2022. The techniques and assumptions used in determining the values can be found in Note 24 (“Stock-based Compensation”) to the Consolidated Financial Statements in Chemours’ Annual Report on Form 10-K for the year ended December 31, 2022. The grant date fair value of each RSU granted to NEOs in 2022 is equal to the closing share price of Chemours common stock on their respective grant dates — $25.98 on March 1, 2022.

(2)
If the maximum level of performance were achieved, each NEO would earn 250% of the target number of PSUs awarded. Based on the closing price of Chemours common stock on the March 1 grant date ($25.98), the maximum value of PSUs awarded on March 1, 2022, to each NEO is as follows: Mr. Newman — $6,374,972; Mr. Ralhan — $2,031,246; Mr. Sparks — $ 1,374,992; Ms. Bellezza — $687,496; Ms. Dignam — $687,496 and Mr. Shelton — $1,187,481

(3)
Represents the aggregate grant date fair value of stock options computed in accordance with FASB ASC Topic 718. Assumptions used in determining the values can be found in Note 24 (“Stock-based Compensation”) to the Consolidated Financial Statements in Chemours’ Annual Report on Form 10-K for the year ended December 31, 2022.

(4)
Represents payouts under the Annual Incentive Plan. This column includes compensation which may have been deferred at the NEOs election. Any such amounts will be included in the “Executive Contributions” column of the 2022 Nonqualified Deferred Compensation table.

(5)
The amounts reflect perquisites and personal benefits (financial planning / income tax preparation) and Company contributions to qualified and nonqualified defined contribution plans. The following table details these amounts.

2023 Proxy Statement	52

Other Required Disclosures(continued)
NAME	COMPANY CONTRIBUTIONS TO QUALIFIED DEFINED CONTRIBUTION PLAN ($)	COMPANY CONTRIBUTION TO NONQUALIFIED DEFINED CONTRIBUTION PLAN ($)	FINANCIAL PLANNING/ INCOME TAX PREPARATION ($)
Mark Newman	19,300	111,464	15,000
Sameer Ralhan	19,300	39,265	9,375
Edwin Sparks	20,300	44,197	13,162
Alisha Bellezza	19,300	55,098	—
Denise Dignam	21,300	49,825	525
David Shelton	20,300	41,548	7,994
2023 Proxy Statement	53

Other Required Disclosures (continued)
2022 GRANTS OF PLAN BASED AWARDS
The following table provides information on AIP awards, PSUs and NQSOs granted in 2022 to each NEO. For a complete understanding of the table, refer to the footnotes that follow.
				ESTIMATED POSSIBLE PAYOUTS UNDER NONEQUITY INCENTIVE PLAN AWARDS(1)			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS(2)			ALL OTHER STOCK AWARDS; NUMBER OF SHARES OF STOCK OR UNITS (#)	ALL OTHER OPTION AWARDS; NUMBER OF SECURITIES UNDERLYING OPTIONS(3) (#)	EXERCISE OF BASE PRICE OF OPTION AWARDS ($)	GRANT DATE FAIR VALUE OF STOCK AND OPTION AWARDS ($)
NAME	TYPE OF AWARD	GRANT DATE	APPROVAL DATE	THRESHOLD ($)	TARGET ($)	MAXIMUM ($)	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)
Mark Newman	2022 AIP			650,000	1,300,000	2,600,000
	Stock Options	3/1/22	2/8/22								206,268	25.98	2,039,991
	PSU	3/1/22	2/8/22				49,076	98,152	245,380				2,954,375
	RSU	3/1/22	2/8/22							19,630			509,987
Sameer Ralhan	2022 AIP			250,000	500,000	1,000,000
	Stock Options	3/1/22	2/8/22								65,722	25.98	649,991
	PSU	3/1/22	2/8/22				15,637	31,274	78,185				941,347
	RSU	3/1/22	2/8/22							6,254			162,479
Edwin Sparks	2022 AIP			215,625	431,250	862,500
	Stock Options	3/1/22	2/8/22								44,489	25.98	439,996
	PSU	3/1/22	2/8/22				10,585	21,170	52,925				637,217
	RSU	3/1/22	2/8/22							4,234			109,999
Alisha Bellezza	2022 AIP			174,375	348,750	697,500
	Stock Options	3/1/22	2/8/22								22,244	25.98	219,993
	PSU	3/1/22	2/8/22				5,293	10,585	26,463				318,609
	RSU	3/1/22	2/8/22							21,362			554,985
Denise Dignam	2022 AIP			174,375	348,750	697,500
	Stock Options	3/1/22	2/8/22								22,244	25.98	219,993
	PSU	3/1/22	2/8/22				5,293	10,585	26,463				318,609
	RSU	3/1/22	2/8/22							2,117			55,000
David Shelton	2022 AIP			175,000	350,000	700,000
	Stock Options	3/1/22	2/8/22								38,422	25.98	379,994
	PSU	3/1/22	2/8/22				9,142	18,283	45,708				550,318
	RSU	3/1/22	2/8/22							3,656			94,983

(1)
Nonequity incentive plan awards are short-term incentives that may be earned under the 2022 AIP.

(2)
Equity incentive plan awards are PSUs corresponding to a three-year performance period, FY2022 — FY2024. The NEOs may earn 50% of the target award upon attainment of threshold performance and up to 250% of the target award upon attainment of maximum performance. Performance outcomes will be determined following the conclusion of the performance period. Dividend equivalent units will be applied to the actual number of shares earned.

(3)
The exercise price is equal to the fair market value of a share of Chemours common stock on the grant date. Stock options are not credited with dividend equivalent units. Stock options feature three-year equal ratable vesting and a ten-year term.

2023 Proxy Statement	54

Other Required Disclosures (continued)
OUTSTANDING EQUITY AWARDS AT 2022 FISCAL YEAR-END
The following table shows the number of shares underlying exercisable and unexercisable options and unvested and, as applicable, unearned RSUs and PSUs (in each case denominated in shares of Chemours common stock) held by each of the NEOs as of December 31, 2022. Market or payout values in the table below are based on the closing price of Chemours common stock as of December 31, 2022: $30.62.
Upon completion of the separation from DuPont de Nemours Inc. and in accordance with the Employee Matters Agreement, the NEOs received replacement Chemours stock option awards in respect of their DuPont de Nemours Inc. stock option awards. The stock option awards reflected in the following table with a grant date prior to July 1, 2015, are these replacement stock option awards.
	OPTION AWARDS					STOCK AWARDS
	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS(1)					SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED(2)		EQUITY INCENTIVE PLAN AWARDS: UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED(3)
NAME	GRANT DATE	EXERCISABLE (#)	UNEXERCISABLE (#)	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER (#)	MARKET VALUE ($)	NUMBER (#)	MARKET OR PAYOUT VALUE ($)
Mark Newman	3/1/2022	—	206,268	25.98	3/1/2032	19,630	601,071	98,152	3,005,414
	7/1/2021	11,566	23,130	35.46	7/1/2031	2,632	80,592	49,350	1,511,097
	3/1/2021	20,450	40,899	24.01	3/1/2031	4,164	127,502	78,090	2,391,116
	3/2/2020	106,951	53,476	14.43	3/2/2030	133,472	4,086,907
	6/3/2019	29,717	—	21.96	6/3/2029
	3/1/2019	36,236	—	38.02	3/1/2029
	3/1/2018	23,357	—	48.53	3/1/2028
	3/1/2017	31,662	—	34.72	3/1/2027
	3/1/2016	166,089	—	5.40	3/1/2026
Sameer Ralhan	3/1/2022	—	65,722	25.98	3/1/2032	6,254	191,497	31,274	957,610
	3/1/2021	16,360	32,719	24.01	3/1/2031	3,331	101,995	62,473	1,912,908
	12/1/2020					39,510	1,209,796
	3/2/2020	71,301	35,650	14.43	3/2/2030	88,981	2,724,604
	6/3/2019	17,830	—	21.96	6/3/2029
	3/1/2019	22,299	—	38.02	3/1/2029
	3/1/2018	4,866	—	48.53	3/1/2028
	3/1/2017	6,596	—	34.72	3/1/2027
	4/26/2016	80,000	—	9.43	4/26/2026
Edwin Sparks	3/1/2022	—	44,489	25.98	3/1/2032	4,234	129,645	21,170	648,225
	3/1/2021	—	24,539	24.01	3/1/2031	2,498	76,489	46,855	1,434,700
	12/1/2020					39,510	1,209,796
	3/2/2020	—	28,520	14.43	3/2/2030	105,835	3,240,666
	3/1/2019	13,937	—	38.02	3/1/2029
	3/1/2018	5,352	—	48.53	3/1/2028
2023 Proxy Statement	55

Other Required Disclosures (continued)
	OPTION AWARDS					STOCK AWARDS
	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS(1)					SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED(2)		EQUITY INCENTIVE PLAN AWARDS: UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED(3)
NAME	GRANT DATE	EXERCISABLE (#)	UNEXERCISABLE (#)	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER (#)	MARKET VALUE ($)	NUMBER (#)	MARKET OR PAYOUT VALUE ($)
Alisha Bellezza	3/1/2022	—	22,244	25.98	3/1/2032	21,362	654,104	10,585	324,113
	3/1/2021	—	10,906	24.01	3/1/2031	1,110	33,988	20,823	637,585
	9/1/2020					4,601	140,883
	3/2/2020	—	8,912	14.43	3/2/2030	2,310	70,732
	3/1/2019	13,937	—	38.02	3/1/2029
	3/1/2018	4,866	—	48.53	3/1/2028
	3/1/2017	5,936	—	34.72	3/1/2027
Denise Dignam	3/1/2022	—	22,244	25.98	3/1/2032	2,117	64,823	10,585	324,113
	3/1/2021	6,135	12,269	24.01	3/1/2031	1,249	38,244	23,428	717,350
	3/2/2020	5,570	5,570	14.43	3/2/2030	1,444	44,215
	3/1/2019	3,832	—	38.02	3/1/2029
	3/1/2018	2,068	—	48.53	3/1/2028
	3/1/2017	2,473	—	34.72	3/1/2027
David Shelton	3/1/2022	—	38,422	25.98	3/1/2032	3,656	111,947	18,283	559,825
	3/1/2021	12,952	25,902	24.01	3/1/2031	16,519	505,812	49,458	1,514,389
	3/2/2020	—	33,868	14.43	3/2/2030	84,532	2,588,374
	3/1/2019	26,480	—	38.02	3/1/2029
	3/1/2018	16,545	—	48.53	3/1/2028
	3/1/2017	19,788	—	34.72	3/1/2027

(1)
The following table provides the vesting schedules of stock options outstanding as of December 31, 2022:

GRANT DATE	OUTSTANDING VESTING DATES
3/1/2022	Vests in equal installments on March 1, 2023, 2024 and 2025
7/1/2021	Vests in equal installments on March 1, 2023, and 2024
3/1/2021	Vests in equal installments on March 1, 2023, and 2024
3/2/2020	Vests in equal installments on March 2, 2023
2023 Proxy Statement	56

Other Required Disclosures (continued)
(2)
The following table consists of RSUs outstanding as of December 31, 2022, and PSUs where the performance period is complete, but the units remain unvested. The following table provides details of the vesting schedules for such RSUs and PSUs, including dividend equivalent units:

GRANT DATE	OUTSTANDING VESTING DATES
3/1/2022	Vests in equal installments on March 1, 2023, 2024 and 2025
7/1/2021	Vests in equal installments on March 1, 2023, and 2024
3/1/2021	Vests in equal installments on March 1, 2023, and 2024
12/1/2020	RSUs with vesting date of December 1, 2023
3/2/2020	RSUs with vesting date of March 2, 2023
3/2/2020	PSUs with performance period ended December 31, 2022, vest in first quarter 2023

(3)
The following table provides the vesting schedules for unearned PSUs with outstanding vesting dates as of December 31, 2022:

GRANT DATE	OUTSTANDING VESTING DATES
3/1/2022	Performance period ending December 31, 2024. The number of PSUs reported is based on achievement of target performance
3/1/2021 and 7/1/2021	Performance period ending December 31, 2023. The number of PSUs reported is based on achievement of maximum performance
The 2021-2023 and 2022-2024 PSU plan provides for a payout range of 0% to 250% and dividend equivalent units are applied subsequently to the final performance determination.
OPTION EXERCISES AND STOCK VESTED
The table below identifies the number of shares of Chemours common stock acquired upon the exercise of stock options and the vesting of RSUs and PSUs during 2022:
	OPTION AWARDS(1)		STOCK AWARDS(2)
NAME	NUMBER OF SHARES ACQUIRED ON EXERCISE (#)	VALUE REALIZED ON EXERCISE ($)	NUMBER OF SHARES ACQUIRED ON VESTING (#)	VALUE REALIZED ON VESTING ($)
Mark Newman	197,161	4,768,232	22,940	674,254
Sameer Ralhan	55,363	1,920,912	13,568	400,182
Edwin Sparks	62,932	1,319,809	10,434	307,866
Alisha Bellezza	14,365	321,975	5,104	135,154
Denise Dignam			9,732	284,491
David Shelton	150,780	4,604,260	17,025	476,787

(1)
The value realized upon exercise is the difference between the market value of the stock on the exercise date and the option price, multiplied by the number of shares acquired on exercise.

(2)
Represents the number of RSUs, PSUs and related dividend equivalent units vesting in 2022. The value realized upon vesting is computed by multiplying the number of units by the closing price of the underlying shares on the vesting date.

2023 Proxy Statement	57

Other Required Disclosures (continued)
2022 NONQUALIFIED DEFERRED COMPENSATION
The following table provides information on the Company’s defined contribution or other plans that during 2022 provided for deferrals of compensation on a basis that is not tax qualified. Mr. Newman, Mr. Ralhan, Mr. Sparks, Ms. Bellezza, Ms. Dignam and Mr. Shelton each participated in the plan during 2022.
NAME	EXECUTIVE CONTRIBUTIONS IN LAST FISCAL YEAR ($)(1)	REGISTRANT CONTRIBUTION IN LAST FISCAL YEAR ($)(2)	AGGREGATE EARNING IN LAST FISCAL YEAR ($)(3)	AGGREGATE WITHDRAWALS / DISTRIBUTIONS IN LAST FISCAL YEAR ($)	AGGREGATE BALANCE AT LAST FISCAL YEAR-END ($)
Mark Newman
RSRP	111,464	111,464	-111,899		889,187
MDCP			-80,322	-25,047	823,204
Sameer Ralhan
RSRP	39,265	39,265	-109,449		524,175
Edwin Sparks
RSRP	44,197	44,197	-59,284		364,758
Alisha Bellezza
RSRP	55,098	55,098	-22,440		141,539
Denise Dignam
RSRP	49,825	49,825	-9,759		93,862
David Shelton
RSRP	41,548	41,548	-114,406		646,596
MDCP			-79,688		606,883

(1)
The amount in this column represents deferrals from base salary and Non-Equity Incentive Plan Compensation under the RSRP and/or MDCP. The amounts are also included in the 2022 Summary Compensation Table.

(2)
The amount in this column represents employer contributions made under the RSRP; the amounts are also included in the 2022 Summary Compensation Table.

(3)
Earnings (loss) represent returns on investments in twenty (20) core investment alternatives and interest accruals on cash balances, Chemours common stock returns, and dividend reinvestments. The core investment alternatives are the same investment alternatives available to all employees under the qualified plan. Interest is accrued on cash balances based on a rate that is traditionally less than 120% of the applicable federal rate, and dividend equivalents are accrued at a non-preferential rate. Accordingly, these amounts are not considered above-market or preferential earnings for purposes of, and are not included in, the 2022 Summary Compensation Table.

This table reflects Salary and Non-Equity Incentive Plan Compensation amounts and Company contributions to qualified and nonqualified defined contribution plans reported in the aggregate balance at last fiscal year-end that were previously reported as compensation to the NEO in Chemours’ Summary Compensation Table for previous year(s).
	RSRP	MDCP	TOTAL
Mark Newman	734,866	928,573	1,663,439
Sameer Ralhan	522,199	—	552,199
Edwin Sparks	309,782	—	309,782
David Shelton	667,421	549,072	1,216,493
2023 Proxy Statement	58

Other Required Disclosures (continued)
Narrative Discussion of the Nonqualified Deferred Compensation Table
Chemours sponsors two nonqualified deferred compensation plans for the benefit of eligible employees. The Retirement Savings Restoration Plan (RSRP) supplements our qualified defined contribution plan, the Retirement Savings Plan (RSP), and is designed to provide benefits more than IRS qualified plan limits applicable to the RSP. The Management Deferred Compensation Plan (MDCP) is an elective deferral plan that provides eligible employees with the opportunity to defer receipt of a specified portion of their compensation, thereby postponing income taxation on amounts deferred until the time such deferrals are distributed from the MDCP. Eligible employees may elect to participate in either, neither, or both nonqualified deferred compensation plans annually. The following provides an overview of the various deferral options as of December 31, 2022.
Retirement Savings Restoration Plan
Each year during the enrollment window, eligible employees can elect to defer 1-6% of compensation. The deferral elections spring into effect when the participant’s year-to-date compensation exceeds the IRS annual compensation limit ($305,000 for 2022). Compensation for RSRP purposes consists of base salary and annual incentive payments. Chemours provides a Company matching contribution equal to 100% of the first 6% of the NEOs deferral amount. In addition, and entirely at its discretion, the Company may make non-elective contributions to the RSRP.
Deferrals and contributions to the RSRP are notionally invested in the available investment alternatives which mirror those made available under the qualified RSP. The term “notional” means account balances are not actually invested in any of the deemed investment alternatives, rather, the rate of return derived from the notional investments is credited to individual account balances consistent with the participant’s investment direction elections.
When enrolling in the RSRP, participants are also requested to make distribution elections. Distributions are triggered by termination of employment and will commence either upon separation from service or 1-5 years thereafter if the participant so elects. Distributions may be paid in a lump sum or substantially equal annual installments over 2-15 years, at the election of the participant.
Employee and matching contributions are always 100% vested. Non-elective contributions are vested upon completion of three years of service. The NEOs are 100% vested in their deferrals and related investment experience.
Management Deferred Compensation Plan
Under the terms of the MDCP, each year during the enrollment window eligible employees can elect to defer: 1-60% of “base salary” and/or 1-60% of the annual incentives. Additionally, corporate officers may elect to defer settlement of their equity awards (i.e., RSUs and/or PSUs).
Base salary and annual incentive award deferrals are notionally invested in the available investment alternatives. The term “notional” means account balances are not actually invested in any of the deemed investment alternatives, rather, the rate of return derived from the notional investments is credited to individual account balances consistent with the participant’s investment direction elections. Equity award deferrals are notionally invested in Chemours common stock with dividend equivalents credited as additional stock units. Chemours does not match deferrals under the MDCP.
When enrolling in the MDCP, participants are also requested to make distribution elections. Participants may elect either in-service or termination distribution elections. In-service distributions are payable as of a specified date in the form of a lump sum. Termination distributions commence either upon separation from service or 1-5 years thereafter if the participant so elects and can be paid either in a lump sum or substantially equal annual installments over 2-15 years, at the election of the participant.
NEOs are 100% vested in their deferrals and related investment experience.
2023 Proxy Statement	59

Other Required Disclosures (continued)
Potential Payments upon Termination or Change in Control
The table below summarizes the potential payouts to the NEOs, upon a termination from the Company, or under specified situations in a change in control as further described below. The amounts shown in the following table are approximate and reflect certain assumptions that the Company has made in accordance with the SEC’s rules. These assumptions include that the termination of employment or change in control occurred on December 31, 2022, and that the value of a share of the Company’s stock on that day was $30.62, the closing price per share of the Company’s common stock on December 31, 2022. The table also includes potential payments under The Chemours Company 2017 Equity and Incentive Plan (the “2017 Plan”). The treatment of benefits under each plan on termination or change in control is detailed in the footnotes to the table.
Effective January 1, 2017, Chemours revised the termination provisions associated with PSUs, NQSOs, and RSUs awards to be more consistent with market prevalence and simplify administration. A summary of the provisions by award type follows.
2023 Proxy Statement	60

Other Required Disclosures (continued)
NAME	FORM OF COMPENSATION(1)	VOLUNTARY OR FOR CAUSE ($)	INVOLUNTARY TERMINATION WITHOUT CAUSE ($)(2)	RETIREMENT ($)(3)	DEATH ($)(4)	DISABILITY ($)(5)	CHANGE IN CONTROL WITH ASSUMPTION OR SUBSTITUTION(6)	CHANGE IN CONTROL WITHOUT ASSUMPTION OR SUBSTITUTION(7)	TERMINATION WITHOUT CAUSE OR RESIGNATION FOR GOOD REASON IN CONNECTION WITH CHANGE IN CONTROL(8)
Mark Newman	Annual Salary	—	147,436	—	—	—	—	—	3,000,000
	Target Annual Bonus	—	1,300,000	—	—	—	—	—	3,900,000
	Target Annual Bonus (pro-rated)	—	—	—	1,300,000	1,300,000	—	—	1,300,000
	Health and Dental Benefits	—	5,046	—	—	—	—	—	60,551
	Outplacement Services	—	2,150	—	—	—	—	—	12,900
	Stock Options	—	—	—	2,093,202	2,093,202	—	2,093,202	2,093,202
	RSUs	—	—	—	809,164	809,164	—	809,164	809,164
	PSUs	—	—	—	3,947,349	3,947,349	—	3,947,349	6,476,069
	Total	—	1,454,632	—	8,149,715	8,149,715	—	6,849,715	17,651,886
Sameer Ralhan	Annual Salary	—	99,159	—	—	—	—	—	1,250,000
	Target Annual Bonus	—	500,000	—	—	—	—	—	1,000,000
	Target Annual Bonus (pro-rated)	—	—	—	500,000	500,000	—	—	500,000
	Health and Dental Benefits	—	7,425	—	—	—	—	—	59,398
	Outplacement Services	—	2,150	—	—	—	—	—	8,600
	Stock Options	—	—	—	1,098,396	1,098,396	—	1,098,396	1,098,396
	RSUs	—	—	—	1,503,289	1,503,289	—	1,503,289	1,503,289
	PSUs	—	—	—	2,101,850	2,101,850	—	2,101,850	2,995,953
	Total	—	608,734	—	5,203,535	5,203,535	—	4,703,535	8,415,636
Edwin Sparks	Annual Salary	—	287,500	—	—	—	—	—	1,150,000
	Target Annual Bonus	—	431,250	—	—	—	—	—	862,500
	Target Annual Bonus (pro-rated)	—	—	—	431,250	431,250	—	—	431,250
	Health and Dental Benefits	—	2,022	—	—	—	—	—	16,180
	Outplacement Services	—	2,150	—	—	—	—	—	8,600
	Stock Options	—	—	—	830,371	830,371	—	830,371	830,371
	RSUs	—	—	—	2,476,913	2,476,913	—	2,476,913	2,476,913
	PSUs	—	—	—	1,614,870	1,614,870	—	1,614,870	2,240,649
	Total	—	722,922	—	5,353,404	5,353,404	—	4,922,154	8,016,463
2023 Proxy Statement	61

Other Required Disclosures (continued)
NAME	FORM OF COMPENSATION(1)	VOLUNTARY OR FOR CAUSE ($)	INVOLUNTARY TERMINATION WITHOUT CAUSE ($)(2)	RETIREMENT ($)(3)	DEATH ($)(4)	DISABILITY ($)(5)	CHANGE IN CONTROL WITH ASSUMPTION OR SUBSTITUTION(6)	CHANGE IN CONTROL WITHOUT ASSUMPTION OR SUBSTITUTION(7)	TERMINATION WITHOUT CAUSE OR RESIGNATION FOR GOOD REASON IN CONNECTION WITH CHANGE IN CONTROL(8)
Alisha Bellezza	Annual Salary	—	64,087	—	—	—	—	—	930,000
	Target Annual Bonus	—	348,750	—	—	—	—	—	697,500
	Target Annual Bonus (pro-rated)	—	—	—	348,750	348,750	—	—	348,750
	Health and Dental Benefits	—	6,839	—	—	—	—	—	54,712
	Outplacement Services	—	2,150	—	—	—	—	—	8,600
	Stock Options	—	—	—	319,586	319,586	—	319,586	319,586
	RSUs	—	—	—	899,707	899,707	—	899,707	899,707
	PSUs	—	—	—	276,902	276,902	—	276,902	579,147
	Total	—	421,826	—	1,844,945	1,844,945	—	1,496,195	3,838,002
Denise Dignam	Annual Salary	—	232,500	—	—	—	—	—	930,000
	Target Annual Bonus	—	348,750	—	—	—	—	—	697,500
	Target Annual Bonus (pro-rated)	—	—	—	348,750	348,750	—	—	348,750
	Health and Dental Benefits	—	4,761	—	—	—	—	—	38,091
	Outplacement Services	—	2,150	—	—	—	—	—	8,600
	Stock Options	—	—	—	274,489	274,489	—	274,489	274,489
	RSUs	—	—	—	147,282	147,282	—	147,282	147,282
	PSUs	—	—	—	298,163	298,163	—	298,163	611,053
	Total	—	588,161	—	1,068,684	1,068,684	—	719,934	3,055,765
David Shelton	Annual Salary	—	250,000	—	—	—	—	—	1,000,000
	Target Annual Bonus	—	350,000	—	—	—	—	—	700,000
	Target Annual Bonus (pro-rated)	—	—	—	350,000	350,000	—	—	350,000
	Health and Dental Benefits	—	2,012	—	—	—	—	—	16,094
	Outplacement Services	—	2,150	—	—	—	—	—	8,600
	Stock Options	—	—	—	897,813	897,813	—	897,813	897,813
	RSUs	—	—	—	617,759	617,759	—	617,759	617,759
	PSUs	—	—	—	1,797,915	1,797,915	—	1,797,915	2,375,102
	Total	—	604,162	—	3,663,487	3,663,487	—	3,313,487	5,965,368
2023 Proxy Statement	62

Other Required Disclosures (continued)
PSUs
■
Retirement eligibility results in vesting of a pro-rated portion of the award, with performance based on actualperformance over the full performance period and proration based on the number of days the NEO was employed during the performance period

■
Death or Disability results in vesting of a pro-rated portion of the award, with performance based on actual performance over the full performance period and proration based on the number of days the NEO was employed during the performance period

■
Change in Control with qualifying termination remains consistent with the description below

NQSOs
■
Retirement eligibility results in continued vesting, and the time to exercise is three years post-employment or the original expiration date of the award, whichever occurs first

■
Death or disability termination results in immediate vesting of unvested awards and the time to exercise is limited to two years post-employment, or the original expiration date of the award whichever occurs first

■
Change in Control with qualifying termination remains consistent with the description below

■
Any other termination results in the forfeiture of unvested options and 90 days post-employment to exercise any options vested as of the termination date

RSUs
■
Retirement eligibility results in continued vesting of unvested awards

■
Death or Disability termination results in immediate vesting of unvested awards

■
Change in Control with qualifying termination remains consistent with the description below

■
Any other termination results in forfeiture of unvested awards

(1)
The award agreements for stock options, PSUs and RSUs contain restrictive covenants that may result in forfeiture of unvested stock options, PSUs and RSUs upon a breach of confidentiality, non-solicitation and non-competition obligations during employment and after termination of employment (for a period of one year for non-solicitation and non-competition).

(2)
Upon termination of employment for Lack of Work or Involuntary Termination:

a.
Stock option awards granted on or after January 1, 2017 and vested as of the termination date may be exercised during the 90-day period following termination. Unvested stock option awards granted on or after January 1, 2018, to holders who are not retirement eligible are forfeited.

b.
Stock option awards granted prior to January 1, 2017, may be exercised during the one-year period following termination.

c.
PSUs granted on or after January 1, 2017, and unvested as of the termination date are forfeited.

d.
To the extent that an NEO is retirement eligible, unvested stock options, RSUs and PSUs are treated as if the NEO has retired.

e.
Severance benefits consist of: one week of salary for each complete year of service, with a minimum of four weeks and a maximum of twenty-six weeks; pro-rata annual bonus based on service during the performance period (i.e., calendar year); three months of Company-paid health care continuation coverage; limited outplacement assistance.

(3)
Upon Retirement:

a.
Stock options granted on or after January 1, 2017 continue vesting, but the time to exercise is limited to three years post-employment or the original expiration date of the award, whichever occurs first.

b.
For stock options granted prior to January 1, 2017 the award holder retains the full term of the award in which to exercise.

c.
PSUs are pro-rated based on actual performance for service during the performance period. Amount shown represents the pro-rated number of units earned as of December 31, 2022 at the level of performance assumed and disclosed in the Outstanding Equity Awards at 2022 Fiscal Year-End table.

(4)
Upon Death:

a.
Stock option awards immediately vest and the time to exercise is limited to two years post-employment or the original expiration date of the award, whichever occurs first. Amount shown represents the in-the-money value of stock options for which vesting is accelerated, as of December 31, 2022.

b.
RSUs are automatically vested and paid out. Amount shown represents the value of all RSUs as of December 31, 2022 that are automatically vested and paid out.

c.
PSUs are pro-rated based on actual performance for service during the performance period. Amount shown represents the pro-rated number of units earned as of December 31, 2022 at the level of performance assumed and disclosed in the Outstanding Equity Awards at 2022 Fiscal Year-End table.

(5)
Upon termination of employment due to Disability:

a.
Stock option awards granted on or after January 1, 2017 are immediately vested and the time to exercise is limited to two years post-employment or the original expiration date of the award, whichever occurs first.

2023 Proxy Statement	63

Other Required Disclosures (continued)
b.
Stock option awards granted prior to January 1, 2017 may be exercised during the one-year period following termination.

c.
PSUs are pro-rated based on actual performance for service during the performance period. Amount shown represents the pro-rated number of units earned as of December 31, 2022 at the level of performance assumed and disclosed in the Outstanding Equity Awards at 2022 Fiscal Year-End table.

d.
RSUs are automatically vested and paid out. Amount shown represents the value of all RSUs as of December 31, 2022 that are automatically vested and paid out.

e.
To the extent that the NEO is retirement eligible, unvested stock options, RSUs and PSUs are treated as if the NEO has retired.

(6)
Change in Control with assumption or substitution:

Treatment varies depending on whether the Company is the surviving entity and, if not, whether the awards are assumed or substituted by an acquiring entity. If the company is the surviving entity or the awards are assumed or substituted, service-based vesting conditions applicable to options and RSUs are not accelerated, and PSU performance goals are deemed achieved at target levels with the awards remaining subject to service-based vesting conditions. Values shown in this column assume outstanding equity awards are assumed or substituted and therefore do not vest due to the change in control.
(7)
Change in Control without Assumption or Substitution:

Values shown in this column assume that the Company is not the surviving entity and the acquiring entity does not assume or substitute outstanding equity awards, resulting in the awards vesting in full and being cashed settled, with PSUs vesting at target levels. Accordingly, the amounts shown in this column reflect the in-the-money value of unvested stock options, the value of all RSUs, and the value of PSUs at target levels, in each case as of December 31, 2022.
(8)
Termination without Cause or Resignation for Good Reason in connection with Change in Control:

Under the Senior Executive Severance Plan, if a change in control occurs and the executive’s employment is terminated within two years following the change in control, either by the Company without cause or the executive for good reason (often called a “double trigger”), subject to the executive’s execution of a release of claims, the executive receives (i) a lump sum cash payment equal to two times (three times for the CEO) the sum of the executive’s base salary and target annual bonus; (ii) a lump sum cash payment equal to the prorated portion of the executive’s target annual bonus for the year of termination; and (iii) continued health and dental benefits and outplacement services for two years (three years for the CEO) following the date of termination. Additionally, under the 2017 Plan, equity awards would become fully vested, with PSUs vesting at target levels. Amounts shown in this column reflect severance payable under the Senior Executive Severance Plan and the value of equity awards that would vest assuming a change in control occurs and the executive’s employment is terminated without cause or for good reason on December 31, 2022.
Compensation and Leadership Development Committee Report
Notwithstanding anything to the contrary set forth in any of the previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate this proxy statement or future filings with the Securities and Exchange Commission, in whole or part, the following report shall not be deemed to be incorporated by reference into any such filing.
The Compensation and Leadership Development Committee reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with management of the Company. Based on the review and discussions noted above, the Compensation and Leadership Development Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and in this Proxy Statement.
COMPENSATION AND LEADERSHIP DEVELOPMENT COMMITTEE
Sean D. Keohane, Chair
Erin N. Kane
Guillaume Pepy
2023 Proxy Statement	64

Other Required Disclosures (continued)
CEO PAY RATIO
There were no significant changes to the global employee population nor significant changes to employee compensation arrangements. Per SEC rules, Chemours is using the same individual as last year for the CEO pay ratio exhibit. This is the final year of the three-year period that the individual’s compensation can be used for this analysis. The CEO pay ratio figures below are a reasonable estimate calculated in a manner consistent with SEC rules.
The individual’s compensation reflects January 1, 2022 to December 31, 2022. The total number of employees was approximately 6,600. When Chemours selected the employee, the Company determined the median of the employee’s pay. Chemours chose total earnings including overtime pay as the consistently applied compensation measure. Chemours then calculated an annual gross cash compensation for each employee. Chemours used a valid statistical sampling methodology to identify a population of employees whose base pay was within a 5% range of the median. Using this methodology, Chemours identified the median employee from that group.
The total compensation for the selected median employee in 2022 was $108,156. The ratio of CEO pay to the median worker pay is 71:1.
ELEMENT	MEDIAN EMPLOYEE $		CEO $
Salary (includes Overtime)(1)	99,364		995,833
Stock Awards	0		3,464,363
Option Awards	0		2,039,991
Non-Equity Incentive Plan Compensation/Bonus(2)	2,528		1,024,400
Change in Pension Value	0		0
All Other Compensation(3)	6,264		145,764
Summary Compensation Table Totals	108,156		7,670,351
CEO Pay Ratio		71:1

(1)
Consists of 2022 base salary plus overtime pay.

(2)
Actual 2022 cash incentive paid during the first quarter of fiscal year 2023 under a performance-based compensation plan.

(3)
Consists of 2022 employer contributions to qualified and non-qualified defined contribution plans and perquisites/personal benefits as listed in footnote 5 of the Summary Compensation Table.

PAY VERSUS PERFORMANCE
The following information is shared as required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K. The Company is providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company. For further information concerning the Company’s variable pay-for-performance philosophy and how the Company aligns executive compensation with the Company’s performance, refer to the “Executive Compensation” section of the CD&A.
Chemours and the CLDC are committed to ensuring alignment between Company performance and executive compensation to encourage and reward management for the creation of shareholder value. This Pay vs. Performance disclosure provides an additional perspective on our pay and performance alignment. This perspective is enhanced by the inclusion of Compensation Actually Paid (“CAP”) to our PEOs and NEOs, which captures the annual change in management’s total, company-derived wealth. This provides a distinct view from total compensation for our CEO and NEO as set forth in the “Summary Compensation Table” (“SCT”), which captures the annual economic cost of compensation to the Company. CAP is a more suitable comparator to performance since it includes the effect of performance on executive compensation over time and the degree to which pay is aligned with performance.
2023 Proxy Statement	65

Other Required Disclosures (continued)
Pay Versus Performance Table
The following table shows the past three fiscal years’ of SCT pay, CAP, our cumulative total shareholder return (“TSR”), the cumulative relative TSR (“rTSR”) of our performance peers over the same period, our net income, and our Free Cash Flow. As the table below demonstrates, there is a strong relationship between our financial outcomes and CAP to PEOs and the average of CAP to the remaining NEOs. The CLDC believes strongly that the Company’s pay-for-performance approach is working as designed.
Year	Summary Compensation Table Total for First PEO(1)	Compensation Actually Paid to First PEO(2)	Summary Compensation Table Total for Second PEO(3)	Compensation Actually Paid to Second PEO(4)	Average Summary Compensation Table Total for Non-PEO NEOs(5)	Average Compensation Actually Paid to Non-PEO NEOs(6)	Value of Initial Fixed $100 Investment Based On:		Net Income (millions)(9)	Free Cash Flow (millions)(10)
							Total Shareholder Return(7)	Peer Group Total Shareholder Return(8)
2022	—	—	$7,670,351	$9,839,552	$2,107,360	$2,450,210	$191.44	$130.45	$578	$447
2021	$9,012,886	$25,427,573	$5,706,228	$10,425,043	$2,359,471	$5,383,970	$203.63	$151.70	$608	$543
2020	$8,606,576	$16,928,335	—	—	$2,915,198	$4,524,555	$145.61	$119.86	$219	$540
(1)
The dollar amounts reported are the amounts of total compensation reported for Mr. Vergnano for each corresponding year in the “Total” column of the SCT. Refer to “Executive Compensation — Executive Compensation Tables — Summary Compensation Table.”

(2)
The dollar amounts reported represent the amount of CAP to Mr. Vergnano, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Vergnano during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following “Pay Versus Performance Calculation Detail” table displays the adjustments made to Mr. Vergnano’s total compensation for each year to determine the CAP.

(3)
The dollar amounts reported are the amounts of total compensation reported for Mr. Newman for each corresponding year in the “Total” column of the SCT. Refer to “Executive Compensation — Executive Compensation Tables — Summary Compensation Table.”

(4)
The dollar amounts reported represent the amount of CAP to Mr. Newman, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Newman during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following “Pay Versus Performance Calculation Detail” table displays the adjustments made to Mr. Newman’s total compensation for each year to determine the CAP.

(5)
The dollar amounts reported represent the average of the amounts reported for the Company’s NEOs as a group (excluding the applicable PEO) in the “Total” column of the SCT in each applicable year. The names of each of the NEOs (excluding the applicable PEO) included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2022, Sameer Ralhan, Edwin Sparks, Alisha Bellezza, Denise Dignam, and David Shelton; (ii) for 2021, Sameer Ralhan, Edwin Sparks, Susan Kelliher, Bryan Snell, and David Shelton; and (iii) for 2020, Sameer Ralhan, Edwin Sparks, Mark Newman, and David Shelton.

(6)
The dollar amounts reported represent the average amount of CAP to the NEOs as a group (excluding the applicable PEO), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding the applicable PEO) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following “Pay Versus Performance Calculation Detail” table displays the adjustments made to the NEOs’ (excluding the applicable PEO) total compensation for each year to determine the CAP.

(7)
TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.

(8)
Represents the weighted peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is the following published industry index: S&P 400 Chemicals.

(9)
The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.

(10)
Free Cash Flow is defined as Cash Flows from Operations less purchases of property, plant and equipment as disclosed in the Company’s Cash Flow statement. While the Company uses numerous financial and non-financial performance measures for the purpose of evaluating performance for the Company’s compensation programs, the Company has determined that free cash flow is a financial performance measure that, in the Company’s assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the table) used by the company to link CAP to the company’s NEOs, for the most recently completed fiscal year, to company performance.

2023 Proxy Statement	66

Other Required Disclosures (continued)
Pay Versus Performance Calculation Detail
	PEO 1			PEO 2			NEO Average
	2022	2021	2020	2022	2021	2020	2022	2021	2020
Summary Compensation Table Total	—	$9,012,886	$8,606,576	$7,670,351	$5,706,228	—	$2,107,360	$2,359,471	$2,915,198
Less: Reported Fair Value of Equity Awards(a)	—	$7,056,334	$6,231,013	$5,504,353	$3,039,984	—	$1,130,702	$1,139,675	$1,807,220
Add: Year-End Fair Value of Equity Awards Granted in the Year(b(i))	—	$10,037,056	$14,805,523	$7,286,350	$3,737,324	—	$1,482,246	$1,697,677	$3,537,581
Add: Change in Fair Value of Equity Awards Granted in Prior Years and Remain Unvested(b(II))	—	$11,676,849	$(501,171)	$(231,485)	$3,508,735	—	$(164,478)	$2,182,023	$(157,388)
Add: Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year(b(III))	—	$144,996	—	—	—	—	—	—	—
Add: Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year(b(iv))	—	$507,084	$(2,653)	$333,788	$184,986	—	$47,967	$77,860	$(17,955)
Add: Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation(b(v))	—	$1,105,035	$251,073	$284,902	$327,754	—	$107,817	$206,615	$54,340
Less: Reported Change in the Actuarial Present Value of Pension Benefits(c)	—	—	—	—	—	—	—	—	—
Add: Actuarially determined service cost for services rendered during the fiscal year	—	—	—	—	—	—	—	—	—
Add: Entire cost of benefits granted in a plan amendment (or initiation) during the applicable year that are attributed by the benefit formula to services rendered in periods prior to the plan amendment or initiation	—	—	—	—	—	—	—	—	—
CAP	—	$25,427,573	$16,928,335	$9,839,552	$10,425,043	—	$2,450,210	$5,383,970	$4,524,555

(a)
The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the SCT for the applicable year.

(b)
The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in the same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; and (v) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.

(c)
The amounts included in this row are the amounts reported in “Change in Pension and Nonqualified Deferred Compensation” column of the SCT for each applicable year.

2023 Proxy Statement	67

Other Required Disclosures (continued)
Relationship Between CAP and Performance Measures
Given the impact of stock price on our equity-based compensation, PEOs and NEOs actual compensation is driven by the Company’s success in delivering total shareholder return. We note the following factors influenced the results of the Pay Versus Performance calculations:
■
Impact of Equity Compensation — A significant portion of the executives’ TDC is equity-based. Given the critical role of equity grants in the executives’ pay, stock price has a significant impact on actual compensation. The Company’s stock price has been volatile over the past three years, ranging from below $10 to above $40 per share, and the CAP to the PEOs, and the average of CAP to the remaining NEOs, tracks with that volatility.

■
CEO Transition — In July 2021, the Company completed the successful transition of the CEO role from Mr. Vergnano to Mr. Newman. The following tables reflect that transition, including the value of Mr. Vergnano’s separation agreement. Additionally, they reflect Mr. Newman’s compensation prior to and after his promotion to CEO. As noted in the CD&A, Mr. Newman’s CAP in 2021 and 2022 was impacted by the compensation philosophy to ramp TDC for newly promoted executives over a multi-year period.

■
Financial Metrics — Net Income and Free Cash Flow correlate with TSR over the long-term, but not necessarily in any given year, in part because TSR reflects investors’ assessment of the Company’s value, taking forward-looking factors into account. Conversely, Free Cash Flow and Net Income are backward-looking and measure performance over discrete one-year time periods. Our compensation programs reflect our belief that actual compensation should more closely correlate to TSR than NI or FCF in any given year.

The graph below displays the relationship between the Company’s TSR versus the TSR of its peer group. The Company’s TSR significantly outperformed its peer group.

Company TSR vs. Peer Group TSR
$250.00
$200.00
$150.00
$100.00
$50.00
$0.00
$100.00
$100.00
$145.61
$119.86
$203.63
$151.70
$191.44
$130.45
2019
2020
2021
2022
Company Cumulative TSR
S&P 400 Chemicals TSR

CAP vs Company TSR(1)
The below chart showing the relationship between the average PEOs’ and NEOs’ CAP and TSR demonstrates the critical role of equity grants and significant impact of our stock price on our executives’ pay.
2023 Proxy Statement	68

Other Required Disclosures (continued)

CAP vs Company TSR
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
$300.00
$200.00
$100.00
$0.00
$203.63
$191.44
$145.61
2020
2021
2022
PEOs Avg
NEOs Avg
Indexed TSR

(1)
TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.

CAP vs Net Income (NI) and Free Cash Flow (FCF)1
The below chart shows the relationship between the average PEOs’ and NEOs’ CAP versus NI and FCF which illustrates the impact of these measures as realized compensation.

CAP vs. NI and FCF
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
$800
$700
$600
$500
$400
$300
$200
$100
$0
$540
$219
$608
$543
$578
$447
2020
2021
2022
PEOs Avg
NEOs Avg
Net Income
Free Cash Flow

(1)
PEO CAP in displayed in the above table reflects Mr. Vergnano’s CAP in 2020, Mr. Newman’s CAP in 2022 and an average CAP for both for 2021.

2023 Proxy Statement	69

Other Required Disclosures (continued)
Most Important Company Performance Measures for Determining Executive Compensation
For fiscal year 2022, our CHRC identified the performance measures listed below as the most important financial performance measures used by the Company to link CAP for our named executive officers, for the most recently completed fiscal year, to the Company’s performance:
■
Adjusted EBITDA

■
Free Cash Flow

■
TSR

David Shelton’s Settlement Agreement
The Company entered into a settlement agreement and release with Mr. Shelton in connection with his change of role effective October 1, 2022, and future separation of employment on December 31, 2023. As Senior Counsel to the CEO, Mr. Shelton continued to receive the same base salary, AIP and LTIP awards at target as defined in his previous role. In exchange for his continued employment, in January 2024, Mr. Shelton will receive $250,000 in retention pay, 2023 AIP target payout of  $350,000, and other incidental benefits set forth in the settlement and release agreement. In connection with ongoing non-competition and non-solicitation obligations and subject to entry into a post-separation agreement, Mr. Shelton will be entitled to cash payments totaling $400,000 payable in January 2024. Mr. Shelton will also have ongoing confidentiality obligations under the settlement and release agreement. In addition, pursuant to the settlement and release agreement, Mr. Shelton will be compensated approximately $22,000 per month for consulting services from January 1, 2024, through June 30, 2025, with the option for the Company to extend such services for up to an additional twelve months.
2023 Proxy Statement	70

Proposal 2 — Advisory Vote to Approve Named Executive Officer Compensation
Pursuant to Section 14A of the Exchange Act and the related rules of the SEC, the Company seeks your vote to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this Proxy Statement pursuant to the SEC’s compensation disclosure rules, including the Compensation Discussion and Analysis, the compensation tables, and the narrative disclosures in the Company’s compensation tables (a “say-on-pay” vote).
As described in detail under the heading “Executive Compensation — Compensation Discussion and Analysis” in this Proxy Statement, the Board of Directors seeks to link a significant portion of executive officer compensation with the Company’s performance. The Company’s compensation programs are designed to reward the Company’s executive officers for the achievement of short-term and long-term financial goals, while minimizing excessive risk taking. The Company’s executive compensation program is strongly aligned with the long-term interests of shareholders. The Company urges you to read the Compensation Discussion and Analysis section of this Proxy Statement for additional details on executive compensation programs, including compensation philosophy and objectives and the compensation of named executive officers during fiscal year 2022.
The vote on this proposal is not intended to address any specific element of compensation; rather, the vote relates to all compensation relating to the Company’s named executive officers, as described in this Proxy Statement.
The vote is advisory and is not binding on the Company, the Board, or the Compensation and Leadership Development Committee, and will not be construed as overruling a decision by, or creating or implying any additional fiduciary duty for, the Company, the Board, or the Compensation and Leadership Development Committee. However, the Board and the Compensation and Leadership Development Committee value the opinions expressed by shareholders in their votes on this proposal and will consider the outcome of the vote when making future compensation decisions and policies regarding the Company’s executive officers.
Accordingly, the Board of Directors and management ask shareholders to approve the following resolution at the Annual Meeting:
“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2023 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and any related material disclosed in this Proxy Statement.”
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS AS DESCRIBED IN THIS PROXY STATEMENT.
2023 Proxy Statement	71

Proposal 3 — Ratification of Selection of Independent Registered Public Accounting Firm
The Audit Committee has selected PricewaterhouseCoopers LLP (PwC) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements and internal control over financial reporting for the fiscal year ending December 31, 2023. In Proposal 3, the Company is asking shareholders to ratify this selection.
Although ratification is not required by the Company’s Bylaws or otherwise, the Board is submitting the selection of PwC to the Company’s shareholders for ratification. If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another independent registered public accounting firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year, if it determines that such a change would be in the best interests of the Company and its shareholders.
Representatives of PwC are expected to be present at the Annual Meeting and will be available to respond to appropriate questions and will have the opportunity to make a statement if they desire to do so.
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2023
Fees Paid to Independent Registered Public Accounting Firm
PwC has served as the Company’s independent registered public accounting firm since 2014. Aggregate fees for professional services rendered by PwC for 2022 and 2021 are set forth in the table below.
	2022 (IN THOUSANDS)	2021 (IN THOUSANDS)
Audit fees(1)	$7,145	$7,012
Audit-related fees(2)	320	2,207
Tax fees(3)	319	1,549
All other fees(4)	14	37
Total	$7,798	$10,805

(1)
Audit fees related to audits of financial statements and internal controls over financial reporting, statutory audits, reviews of quarterly financial statements, and certain periodic reports filed with the SEC.

(2)
Audit-related fees related primarily to accounting consultations, employee benefit plans and other assurance related services not required by statute.

(3)
Tax fees related primarily to tax compliance and advice.

(4)
Other fees in 2022 are related technical accounting and reporting software tools.

Audit Committee’s Pre-Approval Policies and Procedures
To assure that the audit and non-audit services performed by the independent registered public accounting firm do not impair its independence in appearance and/or fact, the Audit Committee has established the Audit and Non-Audit Services Pre-Approval Policy of the Audit Committee (the “Policy”). The Policy outlines the scope of services that PwC may provide to the Company. The Policy sets forth guidelines and procedures the Company must follow when retaining PwC to perform audit, audit-related, tax and other services. The Policy also specifies certain non-audit services that may not be performed by PwC under any circumstances. Pursuant to the Policy, the Audit Committee has approved services to be provided by PwC and fee thresholds within each of the service categories, and services within these thresholds are deemed pre-approved. Additional services and fees exceeding those thresholds require further pre-approval. Requests for specific pre-approvals may be considered by the full Audit Committee. In addition, the Audit Committee has delegated to the Chair the authority to
2023 Proxy Statement	72

Proposal 3 — Ratification of Selection of Independent Registered Public Accounting Firm(continued)
grant specific pre-approvals. Any such pre-approvals are reported to the full Audit Committee at its next meeting. The Policy is evaluated and updated annually by the Audit Committee. For fiscal year 2022, all services provided by PwC were approved by the Audit Committee.
Report of the Audit Committee
Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate this proxy statement or future filings with the Securities and Exchange Commission, in whole or part, the following report shall not be deemed to be incorporated by reference into any such filing.
The Audit Committee is appointed by the Board of Directors to assist the Board in the oversight of  (i) the integrity of the financial statements of the Company, (ii) the qualifications and independence of the Company’s independent auditor, (iii) the performance of the Company’s internal audit function and independent auditors, and (iv) the compliance by the Company with legal and regulatory requirements. All members of the Audit Committee meet the criteria for independence applicable to audit committee members under NYSE Listing Standards and the rules and regulations of the SEC relating to audit committees. The Audit Committee Charter complies with NYSE Listing Standards.
Management is responsible for the financial reporting process, including its internal control over financial reporting, and for the preparation of its consolidated financial statements in accordance with accounting principles generally accepted in the United States (“GAAP”). The Company’s independent registered public accounting firm is responsible for performing an independent audit of the consolidated financial statements and expressing opinions on the consolidated financial statements and internal control over financial reporting. The Audit Committee’s responsibility is to monitor and review these processes and act in an oversight capacity. The Audit Committee does not certify the financial statements or guarantee the independent registered public accounting firm’s report. The Audit Committee relies, without independent verification, on the information provided to it, including representations made by management and the independent registered public accounting firm, including its audit report.
The Audit Committee discussed with PwC, the Company’s independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. The Audit Committee has received the written disclosures and the letter from PwC required by applicable requirements of the Public Company Accounting Oversight Board regarding PwC’s communications with the Audit Committee concerning independence and has discussed with PwC its independence. The Audit Committee reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2022 with management and PwC. Based on the review and discussions noted above, the Audit Committee recommended to the Board that the audited financial statements of the Company be included in the Company’s Annual Report on Form 10-K filed with the SEC for the fiscal year ended December 31, 2022.
AUDIT COMMITTEE
Curtis V. Anastasio, Chair
Mary B. Cranston
Curtis J. Crawford
Erin N. Kane
Guillaume Pepy
Sandra Phillips Rogers
2023 Proxy Statement	73

Certain Relationships and Transactions
The Board has adopted “Policies and Procedures for Transactions with Related Persons” to assist it in reviewing, approving and ratifying related person transactions and to assist the Company in preparing the disclosures that the rules and regulations of the SEC require to be included in the Company’s applicable SEC filings. Pursuant to the policies and procedures, any reported transaction between the Company and a “Related Person” that may qualify as a “Related Person Transaction” will be referred to the NCG Committee or any other committee comprised of independent directors designated by the Board.
The NCG Committee (or its Chair, under some circumstances) will determine whether to approve, ratify, disapprove or reject any Related Person Transaction following consideration of all relevant factors, including, without limitation, the following: (i) the commercial reasonableness of the transaction; (ii) the materiality of the Related Person’s direct or indirect interest in the transaction; (iii) whether the transaction may involve a conflict of interest, or the appearance of one; (iv) whether the transaction was in the ordinary course of business; (v) the benefits to the Company; (vi) the availability of other sources for comparable products or services; and (vii) the impact of the transaction on the Related Person’s independence under the Company’s Corporate Governance Guidelines and applicable regulatory and listing standards. Related Person Transactions will be approved or ratified only if they are determined to be in the best interests of the Company and its shareholders.
If a Related Person Transaction that has not been previously approved or ratified is discovered, the Related Person Transaction will be presented to the NCG Committee for ratification. If the NCG Committee does not ratify the Related Person Transaction, then the Company will ensure all appropriate disclosures regarding the transaction are made and, if appropriate, take all reasonable actions to attempt to terminate the Company’s participation in the transaction.
It is expected that the Company and its subsidiaries may purchase products and services from and/or sell products and services to companies of which certain of the Company’s directors or executive officers, or their immediate family members, are directors or employees. Chemours carries out transactions with these entities on customary terms, and, in many instances, the Company’s directors and executive officers may not be aware of them. To the Company’s knowledge, since the beginning of fiscal year 2022, no related person has had a material interest in any of the Company’s business transactions or relationships.
2023 Proxy Statement	74

Other Information
Other Business that May Come Before the Meeting
The Company does not intend to bring any other business before the Annual Meeting for action and has not been notified of any other business proposed to be brought before the Annual Meeting. However, if any other business should be properly presented for action, it is the intention of the persons named on the proxy card to vote in accordance with their judgment on such business.
2024 Annual Meeting of Shareholders
Procedures for Submitting Shareholder Proposals and Nominations
If you want to include a shareholder proposal in the Proxy Statement for the Company’s 2024 Annual Meeting of Shareholders, your shareholder proposal must be delivered to the Company not later than November 11, 2023, and it must satisfy the rules and regulations of the SEC to be eligible for inclusion in the Proxy Statement for that meeting. If the date of the Company’s 2024 Annual Meeting of Shareholders changes by more than 30 days from the date that is the first anniversary of the 2023 Annual Meeting, then the deadline is a reasonable time before the Company begins to print and mail proxy materials for the 2024 Annual Meeting.
If you want to submit a shareholder proposal for the Company’s 2024 Annual Meeting of Shareholders and you do not require that the proposal be included in the Company’s proxy materials or want to submit a director nomination, your shareholder proposal or director nomination must be delivered to the Company not earlier than January 1, 2024 and not later than January 31, 2024. However, if the date of the 2024 Annual Meeting changes by more than 30 days from the date that is the first anniversary of the 2023 Annual Meeting, then any shareholder proposal must be received no later than the close of business on the tenth day following the date of public disclosure of the date of such meeting. Your notice must also include the information required by the Company’s Bylaws.
All shareholder proposals and director nominations must be delivered to the Company at the following address: The Chemours Company, 1007 Market Street, Wilmington, DE 19801, Attention: Corporate Secretary.
The chairman of the Annual Meeting or any other annual meeting or special meeting of shareholders may refuse to acknowledge the nomination or shareholder proposal of any person not made in compliance with the foregoing procedures and the Bylaws. A shareholder’s compliance with these procedures will not require the Company to include information regarding a proposed nominee in the Company’s proxy solicitation materials.
Annual Report on Form 10-K Shareholders
A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, including the financial statements and schedules and a list of all exhibits, will be supplied without charge to any shareholder upon written request sent to The Chemours Company, 1007 Market Street, Wilmington, DE 19801, Attention: Investor Relations. Exhibits to the Form 10-K are available for a reasonable fee. You may also view the Annual Report on Form 10-K and its exhibits on-line at the SEC website at www.sec.gov or on the Company’s website at https://investors.chemours.com.

IMPORTANT
We value the input and support of all shareholders. Whether your share holdings are large or small, please promptly submit your proxy by telephone, through the Internet or by mail.

2023 Proxy Statement	75

GENERAL INFORMATION ABOUT THE MEETING
Q.
Why am I being asked to review these materials?

A.
In order to solicit your proxy for its Annal Meeting of Shareholders, the Company must furnish you with this Notice and Proxy Statement, which contains information about the proposals to be voted upon at the Annual Meeting. As a shareholder, you are invited to participate in the Annual Meeting and are entitled and encouraged to vote on the proposals described in this Proxy Statement. This Proxy Statement and our Annual Report to Shareholders are first being mailed to shareholders and made available on the Internet on or about March 10, 2023.

Q.
Why am I being asked to review materials online?

A.
In accordance with rules and regulations adopted by the SEC, instead of mailing a printed copy of our proxy materials to each shareholder, proxy materials, including this Proxy Statement and Annual Report to Shareholders, will be available online. By providing access of these materials on the Internet rather than mailing printed copies, most shareholders will not receive printed copies of the proxy materials unless they request them. Instead, a Notice of Internet Availability of Proxy Materials (the “Notice”) has been sent to most of our shareholders with instructions on how to access and review the proxy materials on the Internet. The Notice also provides instructions on how you may submit your proxy on the Internet.

If you would like to receive a paper or email copy of our proxy materials, please follow the instructions for requesting such materials in the Notice. We save thousands of dollars each year in postage and printing costs by providing proxy and annual meeting materials online.
Q.
How does the Board recommend I vote on the proposals described in this Proxy Statement?

A.
Voting Matter Management Proposals PROPOSAL	Board Vote Recommendation
Proposal 1 — Election of Directors	FOR EACH NOMINEE
Proposal 2 — Advisory Vote on Executive Compensation	FOR
Proposal 3 — Ratification of Independent Registered Public Accounting Firm	FOR

Q.
Who may vote at the meeting?

A.
Only holders of record of Chemours common stock at the close of business on March 1, 2023 (the “Record Date”) are entitled to vote at the Annual Meeting. Each outstanding share of common stock is entitled to one vote. On the Record Date, there were 148,805, 289 shares of Chemours common stock outstanding and entitled to vote.

Q.
How do I vote?

A.
If your shares are registered directly in your own name with the Company’s transfer agent, Computershare Trust Company, N.A., you are considered a “shareholder of record” with respect to those shares, and the Notice has been sent directly to you. As a shareholder of record, you may submit your proxy in advance of the Annual Meeting using any of the following alternatives:

2023 Proxy Statement	76

GENERAL INFORMATION ABOUT THE MEETING(continued)

INTERNET	MAIL	TELEPHONE	DURING THE MEETING
Visit www.AALVote.com/CC. Have your proxy card available when you access the above website. Follow the prompts to vote your shares by Internet until 11:59 p.m., Eastern Time, on April 25, 2023.	Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.	Use any touch-tone telephone to vote your proxy. Call 1 866-804-9616 Have your proxy card available when you call. Follow the voting instructions to vote your shares.
If you wish to vote your shares electronically during the virtual Annual Meeting, go to www.AALvote.com/CC during the Annual Meeting while the polls are open. You will need the control number on your Notice, or the proxy card mailed to you, as applicable

If, like most shareholders of the Company, you hold your shares through a broker, bank or other nominee, you are considered a “beneficial owner” of those shares, holding the shares in “street name.” If you are a beneficial owner of shares, you will receive instructions from your broker or other nominee describing how to vote your shares. To vote on-line at the Annual Meeting, beneficial owners will need to contact the broker, trustee or nominee that holds their shares to obtain a “legal proxy” to bring to the meeting.
Q.
What is the deadline for voting if I do not plan to participate in the virtual Annual Meeting?

A.
You may submit your proxy via the Internet or by telephone until 11:59 p.m., Eastern Time, on April 25, 2023, or the Company’s agent must receive your paper proxy card by mail on or before April 25, 2023. If your shares are held in “street name,” please refer to the voting instructions from your broker, trustee or other nominee.

Q.
If I provide voting instructions and/or grant my proxy, who will vote my shares at the virtual Annual Meeting and how will they vote my shares?

A.
Sameer Ralhan and Kristine M. Wellman are Officers of the Company and were named by the Board as proxy holders. They will vote all proxies, or record an abstention, in accordance with the directions on the proxy. If no contrary direction is given, the shares will be voted as recommended by the Board.

Q.
Who will count the votes?

A.
A representative of Alliance Advisors, LLC, an independent tabulator, will count the vote and act as the inspector of election.

Q.
Can I change my vote after I have delivered my proxy?

A.
Yes. Submission of a later proxy by any means by the deadlines or voting online at the Annual Meeting will change your prior vote. Beneficial owners who wish to change their vote must follow the procedures provided by their broker, bank or other nominee.

Q.
Can I revoke a proxy?

A.
Yes. A shareholder of record may revoke a properly executed proxy at any time before its exercise by submitting a letter addressed to, and received by, the Corporate Secretary, by delivering later dated proxy instructions or by voting at the virtual meeting. Beneficial owners who wish to revoke their proxy should contact their broker, bank or other nominee.

2023 Proxy Statement	77

GENERAL INFORMATION ABOUT THE MEETING(continued)
Attendance at the meeting alone will not revoke a proxy. Without a legal proxy from the record owner, beneficial owners cannot revoke their proxies at the Annual Meeting because the actual registered shareholders — the broker, bank or other nominees — will not be present. Beneficial owners who wish to vote at the Annual Meeting must obtain a legal proxy from their broker, bank or other nominee.
Q.
What does it mean if I receive more than one Notice, proxy or voting instruction card?

A.
It means your shares are registered differently or are in more than one account. For all Notices you receive, please submit your proxy by Internet for each control number you have been assigned. If you received paper copies of proxy materials, please provide voting instructions for all proxy and voting instruction cards you receive. The Company encourages you to register all your accounts in the same name and address. Registered shareholders may contact our transfer agent, Computershare Investor Services, P.O. Box 43006, Providence, RI 02940-3006, (866) 478-8569. Beneficial owners holding Chemours common stock through a broker, bank or other nominee should contact their broker, bank or nominee and request consolidation of their accounts.

Q.
What is a quorum? Why is a quorum required?

A.
Return of your proxy is important because a quorum is required for shareholders to conduct business at the meeting. The presence at the meeting, on-line or by proxy, of the holders of shares having a majority of the voting power represented by all issued and outstanding shares entitled to vote on the record date will constitute a quorum, permitting the Company to conduct the business of the meeting.

Proxies received but marked as abstentions, if any, will be included in the calculation of the number of shares considered to be present at the meeting for quorum purposes. Because this proxy includes a “routine” management proposal, shares represented by “broker non-votes” will be counted in determining whether there is a quorum present. If there is not a quorum present at the virtual Annual Meeting, the chairman of the meeting may adjourn the Annual Meeting to a later time.
Q.
How will votes be counted on shares held through brokers?

A.
If you are a beneficial owner and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. The shares of a shareholder whose shares are not voted because of a broker non-vote on a particular matter will be counted for purposes of determining whether a quorum is present at the virtual Annual Meeting so long as the shares are represented at the meeting.

In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered present and entitled to vote on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the Annual Meeting, assuming that a quorum is obtained. Brokers will be permitted to vote without voting instructions on the ratification of the selection of PricewaterhouseCoopers LLP, assuming that a quorum is obtained and therefore no broker non-votes are expected with respect to that proposal.
Q.
How many votes are needed to elect the director nominees and approve each of the proposals?

A.
PROPOSAL	VOTE REQUIRED	BROKER DISCRETIONARY VOTING ALLOWED?
Elections of Directors	Majority of Votes Cast	No
Advisory Approval of Executive Compensation	Majority of Votes Represented and Entitled to Vote	No
Ratification of PwC LLP	Majority of Votes Represented and Entitled to Vote	Yes
For the election of directors (Proposal 1), under the Bylaws, the number of votes cast “for” a nominee must exceed the number of votes cast “against” the nominee for the nominee to be elected as a director. For all other matters, except as
2023 Proxy Statement	78

GENERAL INFORMATION ABOUT THE MEETING(continued)
set forth in the Certificate of Incorporation, the Bylaws or applicable law, the approval of the holders of a majority of votes represented at the meeting and entitled to vote on the proposal is required for approval of a proposal under the Bylaws.
In accordance with the voting standards set forth above, abstentions from voting on a matter by a shareholder present in person or represented by proxy at the meeting have no effect on the election of directors or on the outcome of the votes for the frequency of shareholder votes on the compensation of our named executive officers but have the same effect as votes “against” the other proposals.
Q.
What happens if an incumbent director nominee does not receive a majority of the votes cast for his or her re-election at the Annual Meeting?

A.
Our Corporate Governance Guidelines provide that the Board shall nominate for election or re-election only those candidates who agree to tender, promptly following the annual meeting at which they are elected or re-elected as a director, their irrevocable resignations contingent upon their failure to receive a majority of the votes cast for their election in an election that is not a contested election and the Board’s acceptance of such resignations. In the event an incumbent director fails to receive the required vote for re-election, the NCG Committee will make a recommendation to the Board as to whether to accept or reject the resignation of the incumbent director. The Board will act on the resignation, taking into account the recommendation of the NCG, and publicly disclose its decision within ninety (90) days following certification of the election results. The NCG in making its recommendation and the Board in making its decision may consider all facts and circumstances they consider relevant or appropriate in reaching their determinations.

Q.
Where can I find voting results of the Annual Meeting?

A.
We will announce preliminary general voting results at the meeting and publish final detailed voting results on a Current Report on Form 8-K that Chemours will file with the SEC within four business days after the meeting.

Q.
Who will bear the cost for soliciting votes for the Annual Meeting?

A.
We will bear all expenses in conjunction with the solicitation of the enclosed proxy, including the charges of brokerage houses and other custodians, nominees or fiduciaries for forwarding documents to security owners and the fee to Innisfree M&A Incorporated (“Innisfree”), who will help the Company solicit proxies. Chemours anticipates that the fee to Innisfree will be approximately $15,000, plus expenses. In addition, proxies may be solicited by mail, email, in person, or by telephone or fax by certain of the Company’s directors, officers and other employees.

Q.
What do I need to do to attend the Annual Meeting virtually?

A.
Both shareholders of record and street name shareholders will need to register to be able to attend the Annual Meeting via live audio webcast, submit their questions during the meeting and vote their shares electronically at the Annual Meeting by following the instructions below.

If you are a shareholder of record, you must:
■
Follow the instructions provided on your Notice or proxy card to first register at www.viewproxy.com/chemours/2023/VM by 11:59 p.m. Eastern Time on April 24, 2023. You will need to enter your name, phone number, virtual control number (included on your Notice or proxy card) and email address as part of the registration, following which, you will receive an email confirming your registration, as well as the password to attend the virtual Annual Meeting.

■
On the day of the virtual Annual Meeting, if you have properly registered, you may enter the virtual Annual Meeting by logging in using the password you received via email by clicking on the link in your registration confirmation. (If you wish to vote you will need the virtual control number included on your Notice or proxy card).

■
If you wish to vote your shares electronically at the virtual Annual Meeting, you will need to click on http://www.AALvote.com/CC during the Annual Meeting while the polls are open (you will need the virtual control number included on your Notice or proxy card).

2023 Proxy Statement	79

GENERAL INFORMATION ABOUT THE MEETING(continued)
If you are a street name shareholder, you must:
Obtain a legal proxy from your broker, bank or other nominee.
■
Register at www.viewproxy.com/Chemours/2023/VM by 11:59 p.m. Eastern Time on April 24, 2023. You will need to enter your name, phone number and email address, and provide a copy of the legal proxy (which may be uploaded to the registration website or sent via email to VirtualMeeting@viewproxy.com as part of the registration, following which, you will receive an email confirming your registration, your virtual control number, as well as the password to attend the virtual Annual Meeting. Please note, if you do not provide a copy of the legal proxy, you may still attend the virtual Annual Meeting, but you will be unable to vote your shares electronically at the virtual Annual Meeting.

■
On the day of the virtual Annual Meeting, if you have properly registered, you may enter the virtual Annual Meeting by logging in using the password you received via email by clicking on the link in your registration confirmation. (If you wish to vote you will need the virtual control number assigned to you in your registration confirmation email).

■
If you wish to vote your shares electronically at the virtual Annual Meeting, you will need to click http://www.AALvote.com/CC during the virtual Annual Meeting while the polls are open (you will need the virtual control number assigned to you in your registration confirmation email). Further instructions on how to attend the Annual Meeting via live audio webcast, including how to vote your shares electronically at the virtual Annual Meeting are posted on www.viewproxy.com/chemours/2023/VM under Frequently Asked Questions (FAQ). The Annual Meeting live audio webcast will begin promptly at 10:00 a.m. Eastern Daylight Time on April 26, 2023. We encourage you to access the meeting prior to the start time. Online check-in will begin at 9:30 a.m. Eastern Time, and you should allow ample time for the check-in procedures.

We have created and implemented the virtual format in order to facilitate shareholder attendance and participation by enabling shareholders to participate fully, and equally, from any location around the world, at no cost. However, you will bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.
A virtual Annual Meeting makes it possible for more shareholders (regardless of size, resources or physical location) to have direct access to information more quickly, while saving the Company and our shareholders time and money, especially as physical attendance at meetings has dwindled. We also believe that the online tools we have selected will increase shareholder communication. For example, the virtual format allows shareholders to communicate during the Annual Meeting so they can ask questions of our board of directors or management. During the live Q&A session of the virtual Annual Meeting, we may answer questions as they come in, to the extent they are relevant to the business of the Annual Meeting, as time permits.
Q.
Can I access future annual meeting materials through the Internet rather than receiving them by mail?

A.
Yes. Shareholders of record can sign up for electronic delivery at www.allianceproxy.com/chemours/2023. If you submit your proxy through the Internet, you can also sign up for electronic delivery by following the instructions that appear after you finish voting. You will receive an e-mail next year containing links to our Annual Report to Shareholders and the Proxy Statement for the 2024 Annual Meeting.

Beneficial owners may also have the opportunity to receive copies of these documents electronically. Please check the information provided in the proxy materials mailed to you by your broker or other nominee regarding the availability of this service. This procedure reduces the printing costs and fees the Company incurs in connection with the solicitation of proxies.
Q.
What is “householding”?

A.
As permitted by SEC rules, the Company has adopted a procedure called “householding,” under which multiple shareholders who have the same address will receive a single Notice and, if applicable, a single set of annual report and other proxy materials, unless one or more of these shareholders notifies the Company that they wish to continue receiving individual copies.

2023 Proxy Statement	80

GENERAL INFORMATION ABOUT THE MEETING(continued)
Shareholders who participate in householding will continue to receive separate proxy cards. This procedure can result in significant savings to the Company by reducing printing and postage costs.
If you are a registered holder and would like to participate in householding, or if you participate in householding and would like to receive a separate set of proxy materials, please contact Alliance Advisors, LLC by calling 1-877-777-2857 or by e-mailing requests@viewproxy.com. Beneficial owners should contact their broker or other nominee for information about householding.
Q.
How can I communicate with the Company’s Board?

A.
Shareholders and other interested parties may send communications to the Board in care of the Corporate Secretary, The Chemours Company, 1007 Market Street, Wilmington, Delaware 19801. Please indicate whether your message is for the Board as a whole, a particular group or committee of directors, or an individual director.

Q.
What if I have additional questions?

A.
If you have additional questions about the Annual Meeting or any of the information presented in this Proxy Statement, you may direct your questions to Chemours Investor Relations at annualmeeting@chemours.com, or call (302) 773-3291. Web links throughout this document are provided for convenience only and are not intended to be active hyperlinks to the referenced websites. The content on the referenced websites does not constitute a part of this Proxy Statement.

2023 Proxy Statement	81

PROXYThe Chemours CompanyPROXY FOR VIRTUAL ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 26, 2023 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATEDThe undersigned hereby appoints Sameer Ralhan and Kristine M. Wellman, or either of them, each with power of substitution, as proxies for the undersigned to vote all shares of Common Stock of said Company which the undersigned is entitled to vote at the Virtual Annual Meeting of Shareholders (the “Annual Meeting”) of The Chemours Company (the “Company”) to be held on April 26, 2023, and any adjournment or postponement thereof, as hereinafter specified and, in their judgment, upon such other matters as may properly come before the meeting. The undersigned hereby revokes all proxies previously given.THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED “FOR” EACH OF THE NOMINEES NAMED IN PROPOSAL 1, AND “FOR” PROPOSALS 2 AND 3. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR JUDGMENT UPON SUCH OTHER BUSINESS NOT KNOWN AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS THEREOF.(Continued and to be marked, dated and signed on other side)PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.If you plan to attend the Virtual Annual Meeting, you must be a holder of Company shares as of the Record Date of March 1, 2023, and you must register at www.viewproxy.com/chemours/2023/VM by 11:59 p.m. Eastern Time on April 24, 2023. For more information on how to attend the Virtual Annual Meeting, see “General Information about the Meeting-What do I need to do to attend the Annual Meeting virtually?” in the proxy statement.Important Notice Regarding the Availability of Proxy Materials for the Virtual Annual Meeting of Shareholders to be held April 26, 2023The Proxy Statement and our 2022 Annual Report to Shareholders are available at: http://www.allianceproxy.com/chemours/2023

Please mark your votes like this in blue or black ink _The Board of Directors recommends you vote FOR each of the nominees named in Proposal 1, and FOR Proposals 2 and 3. Proposal 1 – Election of Directors to Serve One-Year Terms expiring at the Annual Meeting of Shareholders in 2024.Nominees:FORAGAINST ABSTAIN1a. Curtis V. Anastasio ? ? ? 1b. Mary B. Cranston? ? ? 1c. Curtis J. Crawford? ? ? 1d. Dawn L. Farrell? ? ? 1e. Erin N. Kane? ? ? 1f. Sean D. Keohane? ? ? 1g. Mark E. Newman? ? ? 1h. Guillaume Pepy? ? ? 1i. Sandra Phillips Rogers ? ? ? Proposal 2 – Advisory Vote to Approve Named Executive Officer Compensation□FOR ? AGAINST ? ABSTAINProposal 3 – Ratification of Selection of PricewaterhouseCoopers LLP for fiscal year 2023□FOR ? AGAINST ? ABSTAINTo transact other business as may properly come before the meeting or any adjournment or postponement thereof.Date Signature Signature (Joint Owners)Note: Please sign exactly as your name or names appear on this card. Joint owners should each sign personally. If signing as a fiduciary or attorney, please give your exact title.CONTROL NUMBER Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) ? Please indicate if youplan to attend this meeting ? PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.As a shareholder of The Chemours Company, you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Standard Time, on April 25, 2023.CONTROL NUMBERPROXY VOTING INSTRUCTIONSPlease have your 11-digit control number ready when voting by Internet or Telephone